SL GREEN REALTY CORP.

FOURTH QUARTER 2020 SUPPLEMENTAL DATA

December 31, 2020

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of December 31, 2020, the Company held interests in 88 buildings totaling 38.2 million square feet. This included ownership interests in 28.6 million square feet in Manhattan buildings and 8.7 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green maintains a website at https://slgreen.com where key investor relations data can be found. This supplemental financial package is available through the Company’s website.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements, including the statements herein under the section entitled "Guidance". These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties related to the on-going COVID-19 pandemic and the duration and impact it will have on our business and the industry as a whole and the other risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended December 31, 2020 that will be included on Form 10-K to be filed on or before March 1, 2021.

Supplemental Information	2	Fourth Quarter 2020

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	10

Comparative Balance Sheets	11

Comparative Statements of Operations	13

Comparative Computation of FFO and FAD	14

Consolidated Statement of Equity	15

Joint Venture Statements	16	-	18

Selected Financial Data	19	-	22

Debt Summary Schedule	23	-	24

Lease Liability Schedule	25

Debt and Preferred Equity Investments	26	-	28

Selected Property Data
Composition of Property Portfolio	29	-	33
Largest Tenants	34
Tenant Diversification	35
Leasing Activity Summary	36	-	37
Annual Lease Expirations	38	-	39

Summary of Real Estate Acquisition/Disposition Activity	40	-	45

Corporate Information	46

Non-GAAP Disclosures and Reconciliations	47

Analyst Coverage	50

Supplemental Information	3	Fourth Quarter 2020

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average borrowing rate.  Capitalized Interest is a component of the carrying value in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that were taken into consideration when underwriting the acquisition of a property or which are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2020 are as follows:

Added to Same-Store in 2020:	Removed from Same-Store in 2020:
2 Herald Square	One Madison Avenue (redevelopment)
719 Seventh Avenue	625 Madison Avenue (redevelopment)
650 Fifth Avenue	315 West 34th Street "The Olivia" (disposed)
762 Madison Avenue (redevelopment)
400 East 58th Street (disposed)
30 East 40th Street (disposed)
1055 Washington Boulevard, Stamford (disposed)
Williamsburg Terrace, Brooklyn (disposed)

Supplemental Information	4	Fourth Quarter 2020

DEFINITIONS

Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Fourth Quarter 2020

FOURTH QUARTER 2020 HIGHLIGHTS Unaudited

New York, NY, January 27, 2021 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended December 31, 2020 of $171.0 million, or $2.41 per share, as compared to net income of $17.4 million, or $0.22 per share, for the same quarter in 2019.
The Company also reported net income attributable to common stockholders for the year ended December 31, 2020 of $356.1 million, or $4.87 per share, as compared to net income of $255.5 million, or $3.19 per share, for the year ended December 31, 2019.
The Company reported FFO for the quarter ended December 31, 2020 of $119.2 million, or $1.56 per share, excluding the accounting impact of the Company's reverse stock split in January 2021, as compared to FFO for the same period of 2019 of $147.6 million, or $1.75 per share. FFO for the fourth quarter includes $8.3 million, or $0.11 per share, of losses related to certain debt and preferred equity investments that were sold and reserves against retained DPE positions.
The Company also reported FFO for the year ended December 31, 2020 of $562.7 million, or $7.11 per share, excluding the accounting impact of the Company's reverse stock split in January 2021, as compared to FFO for the year ended December 31, 2019 of $605.7 million, or $7.00 per share. FFO for the full year of 2020 includes $35.3 million, or $0.45 per share, of losses related to certain debt and preferred equity investments that were sold and reserves against retained DPE positions.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended December 31, 2020, the Company reported consolidated revenues and operating income of $234.9 million and $97.8 million, respectively, compared to $308.1 million and $155.4 million, respectively, for the same period in 2019.
To date, the Company has collected gross tenant billings, including rent and other billable expenses for the full year of 2020, as follows:

Office	Retail	Overall (1)
97.9%	80.8%	94.8%
(1) Includes garage, suburban and residential properties
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures decreased by 5.9% for the fourth quarter of 2020, and decreased 5.4% excluding lease termination income and free rent to Viacom at 1515 Broadway, as compared to the same period in 2019.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 4.6% for the year ended December 31, 2020, and decreased 1.6% excluding lease termination income and free rent given to Viacom at 1515 Broadway, as compared to the year ended December 31, 2019.
During the fourth quarter of 2020, the Company signed 27 office leases in its Manhattan portfolio totaling 463,927 square feet. Twenty leases comprising 357,567 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $60.52 per rentable square foot, representing an 11.9% decrease over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the fourth quarter of 2020 was 6.6 years and average tenant concessions were 4.3 months of free rent with a tenant improvement allowance of $36.51 per rentable square foot.
During the year ended December 31, 2020, the Company signed 125 office leases in its Manhattan portfolio totaling 1,247,552 square feet. Ninety-seven leases comprising 899,018 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $66.57 per rentable square foot, representing a 3.6% decrease over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the year ended December 31, 2020 was 6.9 years and average tenant concessions were 3.8 months of free rent with a tenant improvement allowance of $25.43 per rentable square foot.

Occupancy in the Company's Manhattan same-store office portfolio was 93.4% as of December 31, 2020, inclusive of 248,577 square feet of leases signed but not yet commenced, as compared to 94.2% at the end of the previous quarter.
Significant leases that were signed in the fourth quarter included:
•Early Renewal with Travelers Indemnity Company for 133,479 square feet at 485 Lexington Avenue, for 5.0 years;
•New lease with Heidrick & Struggles International, Inc for 36,031 square feet at One Vanderbilt Avenue, for 12.0 years;
•Early Renewal with Cohen & Gresser LLP for 33,900 square feet at 800 Third Avenue, for 10.0 years;
•Renewal with Reitler, Kailas & Rosenblatt for 32,364 square feet at 885 Third Avenue, for 13.2 years;
•New lease with a financial services firm for 26,770 square feet at One Vanderbilt Avenue, for 15.7 years;
•Early Renewal with Napier Global Capital (US) LP for 25,224 square feet at 280 Park Avenue, for 7.3 years;
•New lease with RSC Insurance Brokerage, Inc. for 24,515 square feet at 750 Third Avenue, for 16.0 years; and
•New retail lease with 1Life Healthcare, Inc. d/b/a One Medical for 4,924 square feet at One Vanderbilt Avenue, for 15.0 years
Investment Activity
In December, the Company announced that its Board of Directors authorized a $500 million increase to the size of its share repurchase program, bringing the program to a total of $3.5 billion. To date, the Company has repurchased a total of 32.4 million shares of its common stock under the program and redeemed 1.1 million OP units.
In January, the Company closed on the sale of 712 Madison Avenue for a gross sales price of $43.0 million, pursuant to the exercise of a purchase option by the ground lessee of the property. The transaction generated net cash proceeds to the Company of $14.2 million.

Supplemental Information	6	Fourth Quarter 2020

FOURTH QUARTER 2020 HIGHLIGHTS Unaudited

In December, together with its joint venture partners, the Company closed on the sale of 410 Tenth Avenue, the 636,000-square-foot Manhattan office redevelopment anchored by Amazon and First Republic Bank, for gross consideration of $952.5 million. The transaction generated net cash proceeds to the Company, which owned 70.9% of the venture, of $206.5 million and the Company recognized a gain of $41.3 million. These amounts exclude the net cash proceeds that will be recognized upon the sale of a retained 5.0% interest, which will be held through completion of the property's redevelopment.
In December, the Company closed on the sale of two retail condominiums in Williamsburg, Brooklyn, for a gross sales price of $32.0 million. The Company acquired the condominiums, which span a combined 52,000-square-feet, in 2010. The transaction generated net cash proceeds to the Company of $29.6 million and the Company recognized a gain of $12.6 million.
In December, the Company closed on the sale of its 60% interest in the leasehold at 30 East 40th street to its joint venture partner. The transaction generated net cash proceeds to the Company of $4.4 million.

In November, the Company closed on the sale of 1055 Washington Boulevard in Stamford, Connecticut for a sales price of $23.8 million. The transaction generated net cash proceeds to the Company of $22.4 million.
In October, the Company acquired 590 Fifth Avenue. The 103,244 square foot office building with ground floor retail is located on the revived lower Fifth Avenue corridor, between 47th and 48th Streets, steps from Saks Fifth Avenue & new retail flagships for Lululemon & Puma.
In October, the Company acquired a 36.27% interest in the retail Co-Op at 85 Fifth Avenue. The 12,946 space is located in the heart of Union Square in Manhattan on the corner of Fifth Avenue and 16th Street.
The properties at 590 Fifth Avenue and 85 Fifth Avenue previously served as collateral for debt and preferred equity investments and were acquired through negotiated transactions with the respective sponsors of each investment.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s DPE portfolio decreased to $1.11 billion at December 31, 2020. The portfolio is comprised of $1.08 billion of investments at a weighted average current yield of 6.8%, or 8.37% excluding the effect of $232.1 million of investments that are on non-accrual, that are classified in the debt and preferred equity line item on the balance sheet, and mortgage investments aggregating $0.03 billion at a weighted average current yield of 3.6% that are included in other balance sheet line items for accounting purposes.
During the fourth quarter, the Company generated $59.3 million of cash through the sale of one DPE position.
Financing Activity
In November, the Company, along with its joint venture partners, closed on a $1.25 billion construction facility for One Madison Avenue, the Company’s 1.4 million square foot, full block office redevelopment adjacent to Madison Square Park. The facility, which was led by Wells Fargo, TD Bank, Goldman Sachs, Bank of America, Deutsche Bank and Axos Bank,
has a term of up to 6 years and bears interest at a floating interest rate of 3.35% over LIBOR, with the ability to reduce the spread to as low as 3.00% upon achieving certain pre-leasing and completion milestones.
In December, the Company, along with its joint venture partner, closed on the early refinancing of 100 Park Avenue. The new $360.0 million mortgage has a term of up to 5 years, as extended, bears interest at a floating rate of 2.25% over LIBOR and replaces the previous $353.1 million of indebtedness on the property that was scheduled to mature in February 2021.
In January, the Company entered into $800 million of fixed rate interest swaps against floating rate corporate debt. The swaps have terms of between one and two years with a weighted average interest rate of 0.1578%.
Dividends
In the fourth quarter of 2020, the Company declared:
•Two monthly dividends on its outstanding common stock of $0.295 per share which were paid on November 16 and December 15, 2020, and one monthly dividend of $0.3033 per share which was paid on January 15, 2021. The increased dividend represents a 2.8% increase to the Company's ordinary dividend equating to an annualized dividend of $3.64 per share of common stock;
•A special dividend with a value of $1.6967 per share, which was paid on January 15, 2021. The special dividend was paid in the form of common stock of the Company. To mitigate the dilutive impact of the stock issued for the special dividend, the board of directors also authorized a reverse stock split, which was effective on January 20, 2021. The split ratio for the reverse stock split was 1.02918-for-1.
•Quarterly dividends on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period October 15, 2020 through and including January 14, 2021, which was paid on January 15, 2021 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, January 28, 2021 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using conference ID 6387248.
A replay of the call will be available for 7 days after the call by dialing (855) 859-2056 using conference ID 3497478. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts.

Supplemental Information	7	Fourth Quarter 2020

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019

Earnings Per Share
Net income available to common stockholders (EPS) - diluted (1)	$2.41	$0.19	$0.76	$1.51	$0.22
Funds from operations (FFO) available to common stockholders - diluted (1)	$1.59	$1.80	$1.74	$2.14	$1.80
Funds from operations (FFO) available to common stockholders - pro forma (2)	$1.56	$1.75	$1.70	$2.08	$1.75

Common Share Price & Dividends
Closing price at the end of the period (3)	$59.58	$46.37	$49.29	$43.10	$91.88
Closing high price during period (3)	$63.90	$51.24	$63.12	$95.77	$92.90
Closing low price during period (3)	$41.65	$43.83	$36.83	$41.14	$78.50
Annual dividend per common share	$3.64	$3.54	$3.54	$3.54	$3.54

FFO payout ratio (trailing 12 months)	50.3%	48.6%	48.2%	46.9%	49.1%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	62.0%	59.3%	67.0%	73.6%	72.9%

Common Shares & Units
Common shares outstanding (3)	70,507	73,040	73,675	76,535	79,202
Units outstanding	3,939	4,027	4,045	4,145	4,196
Total common shares and units outstanding	74,446	77,067	77,720	80,680	83,398

Weighted average common shares and units outstanding - basic (1)	74,294	75,209	77,899	80,120	81,879
Weighted average common shares and units outstanding - diluted (1)	75,163	75,414	78,066	80,352	82,055
Weighted average common shares and units outstanding - pro forma (2)	76,575	77,491	80,219	82,567	84,320

Market Capitalization
Market value of common equity	$4,435,493	$3,573,597	$3,830,819	$3,477,308	$7,662,608
Liquidation value of preferred equity/units	432,169	432,169	455,448	496,020	513,285
Consolidated debt	4,963,249	5,466,849	6,189,658	6,162,819	5,554,720
Consolidated market capitalization	$9,830,911	$9,472,615	$10,475,925	$10,136,147	$13,730,613
SLG share of unconsolidated JV debt	4,672,371	4,588,930	4,230,047	4,132,083	4,028,136
Market capitalization including SLG share of unconsolidated JVs	$14,503,282	$14,061,545	$14,705,972	$14,268,230	$17,758,749

Consolidated debt service coverage (trailing 12 months)	3.54x	3.52x	3.40x	3.39x	3.37x
Consolidated fixed charge coverage (trailing 12 months)	2.82x	2.83x	2.75x	2.77x	2.74x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.41x	2.44x	2.41x	2.41x	2.39x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.06x	2.08x	2.06x	2.08x	2.06x

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The 2019 basic and diluted weighted average common shares outstanding have been restated to reflect the reverse stock split.
(2) During the first quarter of 2021, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be adjusted retroactively for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2020 reporting periods.
(3) Reported as of 12/31/20 and not retroactively adjusted to reflect the January 2021 reverse stock split.

Supplemental Information	8	Fourth Quarter 2020

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2020		9/30/2020	6/30/2020	3/31/2020	12/31/2019

Selected Balance Sheet Data
Real estate assets before depreciation	$7,355,079		$9,021,490	$9,046,938	$9,061,831	$9,222,796
Investments in unconsolidated joint ventures	$3,823,322		$2,946,673	$2,952,681	$2,848,363	$2,912,842
Debt and preferred equity investments	$1,076,542		$1,153,363	$1,221,936	$1,783,336	$1,580,306
Cash and cash equivalents	$266,059		$221,404	$1,015,348	$554,195	$166,070
Investment in marketable securities	$28,570		$27,734	$27,345	$25,353	$29,887

Total assets	$11,707,567		$12,324,039	$13,071,564	$13,220,607	$12,766,320

Fixed rate & hedged debt	$3,135,572		$3,338,268	$3,379,743	$3,032,513	$3,536,286
Variable rate debt	1,827,677	(1)	2,128,581	2,809,915	3,130,306	2,018,434
Total consolidated debt	$4,963,249		$5,466,849	$6,189,658	$6,162,819	$5,554,720
Deferred financing costs, net of amortization	(34,521)		(47,677)	(48,344)	(39,553)	(46,583)
Total consolidated debt, net	$4,928,728		$5,419,172	$6,141,314	$6,123,266	$5,508,137

Total liabilities	$6,211,341		$6,634,385	$7,281,652	$7,251,728	$6,555,975

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$5,632,531		$5,837,841	$5,609,865	$5,265,219	$5,771,749
Variable rate debt, including SLG share of unconsolidated JV debt	4,003,089	(1)	4,217,938	4,809,840	5,029,683	3,811,107
Total debt, including SLG share of unconsolidated JV debt	$9,635,620		$10,055,779	$10,419,705	$10,294,902	$9,582,856

Selected Operating Data
Property operating revenues	$190,391		$195,515	$195,886	$222,631	$250,452
Property operating expenses	(93,909)		(96,405)	(90,389)	(107,855)	(114,867)
Property NOI	$96,482		$99,110	$105,497	$114,776	$135,585
SLG share of unconsolidated JV Property NOI	78,378		82,384	76,705	73,992	72,123
Property NOI, including SLG share of unconsolidated JV Property NOI	$174,860		$181,494	$182,202	$188,768	$207,708
Investment income	18,699		22,988	39,943	38,533	42,423
Other income	25,808		31,341	17,870	53,139	15,207
Marketing general & administrative expenses	(25,144)		(23,602)	(23,510)	(19,570)	(25,575)
SLG share of investment income and other income from unconsolidated JVs	2,041		4,814	2,939	1,918	1,736
Income taxes	(859)		—	900	1,134	1,027
Transaction costs, including SLG share of unconsolidated JVs	(20)		(45)	(373)	(65)	(369)
Loan loss and other investment reserves, net of recoveries	(8,280)		(8,957)	(6,813)	(11,248)	—
EBITDAre	$187,105		$208,033	$213,158	$252,609	$242,157

(1) Does not reflect $0.3 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Fourth Quarter 2020

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019

Selected Operating Data
Property operating revenues	$184,227	$189,263	$188,134	$214,373	$233,500
Property operating expenses	87,966	88,115	79,560	97,312	100,672
Property NOI	$96,261	$101,148	$108,574	$117,061	$132,828

Other income - consolidated	$2,575	$20,975	$12,448	$45,348	$3,128

SLG share of property NOI from unconsolidated JVs	$78,379	$82,384	$76,704	$73,992	$72,111

Office Portfolio Statistics
Consolidated office buildings in service	18	18	18	18	20
Unconsolidated office buildings in service	11	11	10	10	10
	29	29	28	28	30

Consolidated office buildings in service - square footage	10,681,045	10,647,191	10,647,191	10,647,191	12,387,091
Unconsolidated office buildings in service - square footage	11,841,483	11,841,483	11,216,183	11,216,183	11,216,183
	22,522,528	22,488,674	21,863,374	21,863,374	23,603,274

Same-Store office occupancy inclusive of leases signed not yet commenced	93.4%	94.2%	95.2%	95.5%	96.0%

Office Leasing Statistics
New leases commenced	16	25	9	27	19
Renewal leases commenced	12	18	25	5	19
Total office leases commenced	28	43	34	32	38

Commenced office square footage filling vacancy	42,262	44,168	46,502	29,938	122,564
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	473,133	305,811	269,823	136,523	415,750
Total office square footage commenced	515,395	349,979	316,325	166,461	538,314

Average starting cash rent psf - office leases commenced	$61.66	$67.54	$75.50	$68.33	$64.95
Previous escalated cash rent psf - office leases commenced (3)	$63.08	$67.29	$73.84	$73.52	$48.03
Increase in new cash rent over previously escalated cash rent (2) (3)	(2.3)%	0.4%	2.2%	(7.1)%	35.2%
Average lease term	8.0	6.5	7.8	11.3	7.4
Tenant concession packages psf	$48.13	$38.49	$31.37	$60.30	$37.38
Free rent months	5.5	6.7	5.0	6.0	4.4

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Fourth Quarter 2020

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2020		9/30/2020		6/30/2020	3/31/2020	12/31/2019
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,315,832		$1,639,118		$1,625,483	$1,662,840	$1,751,544
Building and improvements	4,168,193		5,483,155		5,363,464	5,417,965	5,154,990
Building leasehold and improvements	1,448,134		1,442,251		1,443,855	1,435,811	1,433,793
Right of use asset - financing leases	55,711		75,711		176,152	163,960	47,445
Right of use asset - operating leases	367,209		381,255		381,255	381,255	396,795
	7,355,079		9,021,490		8,990,209	9,061,831	8,784,567
Less: accumulated depreciation	(1,956,077)		(2,260,247)		(2,186,157)	(2,130,033)	(2,060,560)
Net real estate	5,399,002		6,761,243		6,804,052	6,931,798	6,724,007

Other real estate investments:
Investment in unconsolidated joint ventures	3,823,322		2,946,673		2,952,681	2,848,363	2,912,842
Debt and preferred equity investments, net	1,076,542	(1)	1,153,363	(1)	1,221,936	1,783,336	1,580,306

Assets held for sale, net	—		—		49,687	—	391,664
Cash and cash equivalents	266,059		221,404		1,015,348	554,195	166,070
Restricted cash	106,736		83,045		85,935	66,827	75,360
Investment in marketable securities	28,570		27,734		27,345	25,353	29,887
Tenant and other receivables, net of allowance of $23,853 at 12/31/2020	44,507		72,806		90,305	88,587	43,968
Related party receivables	34,657		31,936		16,984	26,092	21,121
Deferred rents receivable, net of allowance of $16,346 at 12/31/2020	302,791		304,673		302,729	310,138	283,011
Deferred costs, net	177,168		206,289		217,812	232,274	205,283
Other assets	448,213		514,873		286,750	353,644	332,801

Total Assets	$11,707,567		$12,324,039		$13,071,564	$13,220,607	$12,766,320

(1) Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.

Supplemental Information	11	Fourth Quarter 2020

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Liabilities
Mortgages and other loans payable	$2,001,361	$2,424,721	$2,348,483	$2,010,217	$2,211,883
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,251,888	1,252,128	1,252,366	1,252,602	1,502,837
Revolving credit facility	110,000	190,000	950,000	1,300,000	240,000
Deferred financing costs	(34,521)	(47,677)	(48,344)	(39,553)	(46,583)
Total debt, net of deferred financing costs	4,828,728	5,319,172	6,002,505	6,023,266	5,408,137
Accrued interest	14,825	23,438	14,903	26,377	22,148
Accounts payable and accrued expenses	151,309	152,983	165,565	158,750	166,905
Deferred revenue	118,572	117,615	99,655	116,197	114,052
Lease liability - financing leases	152,521	174,983	174,732	162,299	44,448
Lease liability - operating leases	339,458	358,419	361,221	363,990	381,671
Dividends and distributions payable	149,294	25,486	25,611	26,563	79,282
Security deposits	53,836	56,212	58,486	59,318	62,252
Liabilities related to assets held for sale	—	—	38,272	—	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	302,798	306,077	240,702	214,968	177,080
Total liabilities	6,211,341	6,634,385	7,281,652	7,251,728	6,555,975

Noncontrolling interest in operating partnership
(3,939 units outstanding) at 12/31/2020	358,262	353,480	358,702	358,895	409,862
Preferred units	202,169	202,169	225,448	266,019	283,285

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 71,562
issued and outstanding at 12/31/2020, including 1,055 shares held in treasury	716	741	748	776	803
Additional paid–in capital	3,862,949	3,998,516	4,021,891	4,146,306	4,286,395
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive loss	(67,247)	(76,200)	(82,371)	(80,868)	(28,485)
Retained earnings	1,015,462	1,035,172	1,081,821	1,099,369	1,084,719
Total SL Green Realty Corp. stockholders' equity	4,909,763	5,056,112	5,119,972	5,263,466	5,441,315

Noncontrolling interest in other partnerships	26,032	77,893	85,790	80,499	75,883

Total equity	4,935,795	5,134,005	5,205,762	5,343,965	5,517,198

Total Liabilities and Equity	$11,707,567	$12,324,039	$13,071,564	$13,220,607	$12,766,320

Supplemental Information	12	Fourth Quarter 2020

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2020	2019	2020	2020	2019
Revenues
Rental revenue, net	$165,243	$218,495	$173,536	$708,383	$863,061
Escalation and reimbursement revenues	25,148	31,957	21,979	96,040	120,496
Investment income	18,699	42,423	22,988	120,163	195,590
Other income	25,808	15,207	31,341	128,158	59,848
Total Revenues, net	234,898	308,082	249,844	1,052,744	1,238,995

Equity in net loss from unconsolidated joint ventures	(9,750)	(11,874)	(432)	(25,195)	(34,518)

Expenses
Operating expenses	42,527	58,814	45,910	183,200	234,676
Operating lease rent	6,872	8,297	6,973	29,043	33,188
Real estate taxes	44,510	47,756	43,522	176,315	190,764
Loan loss and other investment reserves, net of recoveries	8,280	—	8,957	35,298	—
Transaction related costs	20	369	45	503	729
Marketing, general and administrative	25,144	25,575	23,602	91,826	100,875
Total Operating Expenses	127,353	140,811	129,009	516,185	560,232

Operating Income	97,795	155,397	120,403	511,364	644,245

Interest expense, net of interest income	25,579	44,724	23,536	116,679	190,521
Amortization of deferred financing costs	3,482	3,087	3,151	11,794	11,653
Depreciation and amortization	56,932	64,090	92,516	313,668	272,358
Income from Continuing Operations (1)	11,802	43,496	1,200	69,223	169,713

Gain (loss) on sale of real estate and discontinued operations	51,882	(19,241)	26,104	215,506	(16,749)
Equity in net gain on sale of joint venture interest / real estate	2,961	—	—	2,961	76,181
Purchase price and other fair value adjustments	187,522	—	—	187,522	69,389
Depreciable real estate reserves	(53,827)	—	(6,627)	(60,454)	(7,047)
Net Income	200,340	24,255	20,677	414,758	291,487

Net income attributable to noncontrolling interests	(23,738)	(360)	(1,216)	(34,956)	(10,142)
Dividends on preferred units	(1,864)	(2,726)	(1,864)	(8,747)	(10,911)

Net Income Attributable to SL Green Realty Corp	174,738	21,169	17,597	371,055	270,434

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(14,950)	(14,950)

Net Income Attributable to Common Stockholders	$171,001	$17,432	$13,859	$356,105	$255,484

Earnings per share - Net income per share (basic) (2)	$2.43	$0.22	$0.19	$4.88	$3.20
Earnings per share - Net income per share (diluted) (2)	$2.41	$0.22	$0.19	$4.87	$3.19
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.
(2) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The 2019 basic and diluted weighted average common shares outstanding have been restated to reflect the reverse stock split.

Supplemental Information	13	Fourth Quarter 2020

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2020	2019	2020	2020	2019
Funds from Operations
Net Income Attributable to Common Stockholders	$171,001	$17,432	$13,859	$356,105	$255,484

Depreciation and amortization	56,932	64,090	92,516	313,668	272,358
Joint ventures depreciation and noncontrolling interests adjustments	56,560	47,224	47,884	205,869	192,426
Net income attributable to noncontrolling interests	23,738	360	1,216	34,956	10,142
(Gain) loss on sale of real estate and discontinued operations	(51,882)	19,241	(26,104)	(215,506)	16,749
Equity in net gain on sale of joint venture property / real estate	(2,961)	—	—	(2,961)	(76,181)
Purchase price and other fair value adjustments	(187,522)	—	—	(187,522)	(69,389)
Depreciable real estate reserves	53,827	—	6,627	60,454	7,047
Non-real estate depreciation and amortization	(541)	(742)	(538)	(2,338)	(2,935)
Funds From Operations	$119,152	$147,605	$135,460	$562,725	$605,701

Funds From Operations - Basic per Share (1)	$1.59	$1.80	$1.80	$7.31	$7.21

Funds From Operations - Diluted per Share (1)	$1.59	$1.80	$1.80	$7.29	$7.19

Funds From Operations - Pro forma per Share (2)	$1.56	$1.75	$1.75	$7.11	$7.00

Funds Available for Distribution
FFO	$119,152	$147,605	$135,460	$562,725	$605,701

Non real estate depreciation and amortization	541	742	538	2,338	2,935
Amortization of deferred financing costs	3,482	3,087	3,151	11,794	11,653
Non-cash deferred compensation	12,256	17,056	9,381	43,199	42,395
FAD adjustment for joint ventures	(18,800)	(17,558)	(10,811)	(54,528)	(99,349)
Straight-line rental income and other non cash adjustments	6,513	(1,497)	6,647	(23,195)	(22,616)
Second cycle tenant improvements	(14,927)	(9,701)	(9,019)	(53,730)	(60,202)
Second cycle leasing commissions	(4,274)	(10,614)	(1,051)	(10,230)	(28,287)
Revenue enhancing recurring CAPEX	(53)	(6,264)	(90)	(610)	(7,820)
Non-revenue enhancing recurring CAPEX	(9,460)	(113)	(4,267)	(22,596)	(37,446)
Reported Funds Available for Distribution	$94,430	$122,743	$129,939	$455,167	$406,964

First cycle tenant improvements	$6,694	$11,833	$1,338	$12,472	$14,331
First cycle leasing commissions	$4,428	$16,904	$172	$6,409	$30,938
Development costs	$36,891	$9,939	$13,977	$87,659	$28,701
Redevelopment costs	$99,874	$54,476	$52,261	$222,831	$95,100
Capitalized interest	$17,638	$14,808	$20,677	$75,166	$53,035

(1) During the first quarter of 2021, the Company completed a reverse stock split to mitigate the dilutive impact of stock issued for a special dividend paid primarily in stock. The 2019 basic and diluted weighted average common shares outstanding have been restated to reflect the impact of the reverse stock split.
(2) During the first quarter of 2021, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be adjusted retroactively for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2020 reporting periods.

Supplemental Information	14	Fourth Quarter 2020

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2019	$221,932	$803	$4,286,395	$(124,049)	$1,084,719	$75,883	$(28,485)	$5,517,198
Cumulative adjustment upon adoption of ASC 326					(39,184)			(39,184)
Balance at January 1, 2020	$221,932	$803	$4,286,395	$(124,049)	$1,045,535	$75,883	$(28,485)	$5,478,014
Net income					371,055	14,940		385,995
Acquisition of subsidiary interest from noncontrolling interest			(3,123)			1,587		(1,536)
Preferred dividends					(14,950)			(14,950)
Cash distributions declared ($4.655 per common share)					(341,945)			(341,945)
Cash distributions to noncontrolling interests						(78,855)	—	(78,855)
Other comprehensive loss - unrealized loss on derivative instruments							(34,635)	(34,635)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(2,871)	(2,871)
Other comprehensive loss - unrealized loss on marketable securities							(1,256)	(1,256)
DRSPP proceeds			1,006					1,006
Repurchases of common stock		(88)	(455,343)		(76,831)			(532,262)
Conversion of units of the Operating Partnership to common stock		1	8,743					8,744
Contributions to consolidated joint ventures						12,477		12,477
Reallocation of noncontrolling interests in the Operating Partnership					32,598			32,598
Deferred compensation plan and stock awards, net			25,271					25,271
Balance at December 31, 2020	$221,932	$716	$3,862,949	$(124,049)	$1,015,462	$26,032	$(67,247)	$4,935,795

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2019	79,202,322	4,195,875	—	83,398,197

YTD share activity	(8,695,128)	(257,052)	—	(8,952,180)
Share Count at December 31, 2020	70,507,194	3,938,823	—	74,446,017

Weighting factor	2,421,179	156,992	218,793	2,796,964
Weighted Average Share Count at December 31, 2020 - Diluted	72,928,373	4,095,815	218,793	77,242,981

Pro forma adjustment (1)	1,873,617	—	—	1,873,617
Weighted Average Share Count at December 31, 2020 - Pro forma (1)	74,801,990	4,095,815	218,793	79,116,598

(1) During the first quarter of 2021, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be adjusted retroactively for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2020 reporting periods.

Supplemental Information	15	Fourth Quarter 2020

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	December 31, 2020		September 30, 2020		December 31, 2019

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$4,487,855	$2,248,837	$4,036,313	$2,020,157	$3,902,348	$1,886,192
Building and improvements	12,019,429	6,208,316	11,006,016	5,687,419	10,362,434	5,173,363
Building leasehold and improvements	430,881	207,451	429,837	207,242	394,503	200,176
Right of use asset - financing leases	740,832	345,489	736,081	342,115	634,822	321,864
Right of use asset - operating leases	246,949	131,172	258,248	134,939	236,519	116,376
	17,925,946	9,141,265	16,466,495	8,391,872	15,530,626	7,697,971
Less: accumulated depreciation	(1,782,066)	(823,829)	(1,420,892)	(642,507)	(1,180,998)	(529,232)
Net real estate	16,143,880	8,317,436	15,045,603	7,749,365	14,349,628	7,168,739

Cash and cash equivalents	244,295	122,150	222,531	107,372	260,476	131,549
Restricted cash	112,781	58,766	103,956	55,006	75,713	34,779
Tenant and other receivables, net of allowance of $22,742 at 12/31/2020, of which $11,658 is SLG share	41,752	15,237	55,334	22,476	49,259	20,835
Deferred rents receivable, net of of $8,349 reserve for tenant credit loss at 12/31/2020, of which $4,360 is SLG share	362,131	176,410	348,805	169,014	321,806	154,330
Deferred costs, net	221,761	125,669	217,409	122,223	209,806	117,029
Other assets	1,779,851	829,679	1,723,131	779,717	1,829,623	811,189
Total Assets	$18,906,451	$9,645,347	$17,716,769	$9,005,173	$17,096,311	$8,438,450

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $113,446 at 12/31/2020, of which $54,319 is SLG share	$9,749,204	$4,618,052	$9,652,507	$4,546,491	$8,951,869	$3,984,521
Accrued interest	26,829	10,570	26,624	10,912	27,078	11,645
Accounts payable and accrued expenses	286,454	146,477	221,465	111,376	242,918	125,895
Deferred revenue	1,341,571	593,795	1,400,458	625,011	1,501,616	668,791
Lease liability - financing leases	743,540	346,647	738,535	343,251	637,290	323,071
Lease liability - operating leases	259,024	137,200	276,942	143,482	260,090	127,405
Security deposits	25,122	10,865	26,605	11,315	28,859	11,333
Other liabilities	125,701	86,531	20,278	11,394	9,449	4,842
Equity	6,349,006	3,695,210	5,353,355	3,201,941	5,437,142	3,180,947
Total Liabilities and Equity	$18,906,451	$9,645,347	$17,716,769	$9,005,173	$17,096,311	$8,438,450

Supplemental Information	16	Fourth Quarter 2020

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	December 31, 2020		September 30, 2020		December 31, 2019

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$241,298	$113,658	$243,736	$114,602	$235,003	$102,682
Escalation and reimbursement revenues	39,228	18,455	39,768	18,967	39,278	18,134
Investment income	860	215	1,264	314	1,265	314
Other income	4,864	1,826	8,161	4,500	4,011	1,422
Total Revenues, net	$286,250	$134,154	$292,929	$138,383	$279,557	$122,552

Loss on early extinguishment of debt	(194)	(97)	—	—	—	—

Expenses
Operating expenses	$48,623	$23,087	$44,650	$21,035	$49,484	$22,216
Operating lease rent	5,187	2,611	6,385	3,194	5,968	2,894
Real estate taxes	59,067	28,037	56,459	26,956	52,811	23,583
Total Operating Expenses	$112,877	$53,735	$107,494	$51,185	$108,263	$48,693

Operating Income	$173,179	$80,322	$185,435	$87,198	$171,294	$73,859

Interest expense, net of interest income	$79,815	$34,413	$79,723	$34,128	$89,491	$37,168
Amortization of deferred financing costs	5,230	2,125	5,575	2,232	4,902	1,751
Depreciation and amortization	107,134	52,768	103,262	49,534	98,949	46,429
Net (Loss) Income	$(19,000)	$(8,984)	$(3,125)	$1,304	$(22,048)	$(11,489)

Real estate depreciation	106,842	52,712	102,975	49,477	98,662	46,373
FFO Contribution	$87,842	$43,728	$99,850	$50,781	$76,614	$34,884

FAD Adjustments:
Non real estate depreciation and amortization	$292	$56	$287	$57	$287	$56
Amortization of deferred financing costs	5,230	2,125	5,575	2,232	4,902	1,751
Straight-line rental income and other non-cash adjustments	(18,667)	(9,764)	(12,977)	(6,880)	(12,751)	(7,002)
Second cycle tenant improvement	(10,864)	(5,622)	(6,263)	(3,439)	(2,297)	(904)
Second cycle leasing commissions	(2,134)	(1,169)	(2,145)	(1,183)	(11,332)	(6,448)
Revenue enhancing recurring CAPEX	(894)	(324)	(537)	(201)	(4,551)	(2,224)
Non-revenue enhancing recurring CAPEX	(7,379)	(4,102)	(2,721)	(1,397)	(3,658)	(2,787)
Total FAD Adjustments	$(34,416)	$(18,800)	$(18,781)	$(10,811)	$(29,400)	$(17,558)

First cycle tenant improvement	$3,586	$1,003	$4,886	$1,465	$4,387	$2,340
First cycle leasing commissions	$1,216	$1,174	$50	$24	$6,483	$2,478
Development costs	$149,484	$97,676	$115,223	$78,640	$122,910	$87,279
Redevelopment costs	$1,748	$831	$845	$406	$15,048	$5,826
Capitalized interest	$9,994	$6,549	$9,022	$6,160	$8,510	$6,043

Supplemental Information	17	Fourth Quarter 2020

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended		Twelve Months Ended
	December 31, 2020		December 31, 2019

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$956,828	$436,360	$980,587	$427,893
Escalation and reimbursement revenues	151,243	70,523	157,237	73,261
Investment income	4,612	1,146	11,597	3,331
Other income	20,534	10,566	14,113	5,274
Total Revenues, net	$1,133,217	$518,595	$1,163,534	$509,759

Loss on early extinguishment of debt	(194)	(97)	(1,031)	(258)

Expenses
Operating expenses	$180,201	$81,464	$202,881	$88,144
Operating lease rent	24,134	11,904	24,816	12,050
Real estate taxes	220,633	102,056	212,355	94,288
Total Operating Expenses	$424,968	$195,424	$440,052	$194,482

Operating Income	$708,055	$323,074	$722,451	$315,019

Interest expense, net of interest income	$325,500	$137,032	$372,408	$153,151
Amortization of deferred financing costs	20,427	7,737	19,336	6,415
Depreciation and amortization	407,834	194,393	407,697	189,290
Net Loss	$(45,706)	$(16,088)	$(76,990)	$(33,837)

Real estate depreciation	406,681	194,167	406,545	189,064
FFO Contribution	$360,975	$178,079	$329,555	$155,227

FAD Adjustments:
Non real estate depreciation and amortization	$1,153	$226	$1,152	$226
Amortization of deferred financing costs	20,427	7,737	19,336	6,415
Straight-line rental income and other non-cash adjustments	(64,066)	(34,983)	(132,251)	(70,977)
Second cycle tenant improvement	(25,922)	(13,218)	(27,108)	(13,383)
Second cycle leasing commissions	(10,658)	(5,607)	(16,763)	(9,281)
Revenue enhancing recurring CAPEX	(3,292)	(1,095)	(7,322)	(3,250)
Non-revenue enhancing recurring CAPEX	(13,196)	(7,588)	(17,926)	(9,099)
Total FAD Adjustments	$(95,554)	$(54,528)	$(180,882)	$(99,349)

First cycle tenant improvement	$22,202	$8,644	$16,567	$7,535
First cycle leasing commissions	$1,532	$1,317	$6,984	$2,746
Development costs	$516,481	$355,101	$546,941	$388,385
Redevelopment costs	$4,358	$2,095	$45,209	$20,580
Capitalized Interest	$35,635	$24,510	$26,174	$18,586

Supplemental Information	18	Fourth Quarter 2020

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2020	2019	2020	2020	2019

Net Operating Income (1)	$102,924	$145,930	$102,749	$434,538	$555,537
SLG share of property NOI from unconsolidated JVs	79,472	73,256	83,549	315,930	311,081
NOI, including SLG share of unconsolidated JVs	$182,396	$219,186	$186,298	$750,468	$866,618
Partners' share of NOI - consolidated JVs	(446)	(520)	(638)	(2,699)	(2,052)
NOI - SLG share	$181,950	$218,666	$185,660	$747,769	$864,566

NOI, including SLG share of unconsolidated JVs	$182,396	$219,186	$186,298	$750,468	$866,618
Free rent (net of amortization)	(8,221)	(6,044)	(6,055)	(22,655)	(55,231)
Amortization of acquired above and below-market leases, net	(3,588)	(5,229)	(4,541)	(18,625)	(21,622)
Straight-line revenue adjustment	(3,562)	(853)	(5,499)	(20,695)	(16,346)
Straight-line tenant credit loss	(512)	168	3,405	10,698	3,769
Operating lease straight-line adjustment	704	872	806	3,183	3,720
Cash NOI, including SLG share of unconsolidated JVs	$167,217	$208,100	$174,414	$702,374	$780,908
Partners' share of cash NOI - consolidated JVs	(269)	(608)	(402)	(1,968)	(2,178)
Cash NOI - SLG share	$166,948	$207,492	$174,012	$700,406	$778,730

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended December 31, 2020		Twelve Months Ended December 31, 2020

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$159,852	$146,640	$646,245	$601,865
Retail Operating Properties	9,648	8,963	42,537	37,574
Residential Operating Properties	1,274	1,282	9,949	9,961
Suburban Operating Properties	2,734	2,791	9,609	10,177
Development/Redevelopment	3,329	2,480	24,422	27,473
Total Operating and Development	176,837	162,156	732,762	687,050
Property Dispositions(2)	1,710	1,379	16,897	15,222
Other (3)	3,403	3,413	(1,890)	(1,866)
Total	$181,950	$166,948	$747,769	$700,406

(1) Portfolio composition consistent with the Selected Property Data tables
(2) Includes properties sold or otherwise disposed of during the respective period
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company

Supplemental Information	19	Fourth Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2020	2019	%	2020	2020	2019	%
Revenues
Rental revenue, net	$156,879	$167,274	(6.2)%	$160,941	$640,316	$658,977	(2.8)%
Escalation & reimbursement revenues	22,792	26,317	(13.4)%	20,086	87,252	97,955	(10.9)%
Other income	1,340	1,968	(31.9)%	709	13,210	9,442	39.9%
Total Revenues	$181,011	$195,559	(7.4)%	$181,736	$740,778	$766,374	(3.3)%

Expenses
Operating expenses	$35,276	$44,216	(20.2)%	$38,713	$148,192	$172,636	(14.2)%
Operating lease rent	5,340	6,799	(21.5)%	6,232	25,268	27,194	(7.1)%
Real estate taxes	41,657	38,218	9.0%	41,033	162,096	152,702	6.2%
	$82,273	$89,233	(7.8)%	$85,978	$335,556	$352,532	(4.8)%

Operating Income	$98,738	$106,326	(7.1)%	$95,758	$405,222	$413,842	(2.1)%

Interest expense & amortization of financing costs	$18,250	$13,274	37.5%	$18,339	$63,569	$52,947	20.1%
Depreciation & amortization	49,521	44,967	10.1%	50,380	211,191	191,697	10.2%

Income before noncontrolling interest	$30,967	$48,085	(35.6)%	$27,039	$130,462	$169,198	(22.9)%
Real estate depreciation & amortization	49,503	44,949	10.1%	50,362	211,121	191,626	10.2%
FFO Contribution	$80,470	$93,034	(13.5)%	$77,401	$341,583	$360,824	(5.3)%

Non–building revenue	(1,268)	(614)	106.5%	(156)	(1,974)	(3,405)	(42.0)%

Interest expense & amortization of financing costs	18,250	13,274	37.5%	18,339	63,569	52,947	20.1%
Non-real estate depreciation	18	18	—%	18	70	71	(1.4)%
NOI	$97,470	$105,712	(7.8)%	$95,602	$403,248	$410,437	(1.8)%

Cash Adjustments
Free rent (net of amortization)	$(5,025)	$(2,818)	78.3%	$(5,745)	$(16,431)	$(16,736)	(1.8)%
Straight-line revenue adjustment	663	(1,922)	(134.5)%	183	646	(4,096)	(115.8)%
Amortization of acquired above and below-market leases, net	(1,223)	(1,192)	2.6%	(1,298)	(6,461)	(4,830)	33.8%
Operating lease straight-line adjustment	245	356	(31.2)%	245	1,022	1,476	(30.8)%
Straight-line tenant credit loss	(572)	170	(436.5)%	2,098	6,704	1,735	286.4%
Cash NOI	$91,558	$100,306	(8.7)%	$91,085	$388,728	$387,986	0.2%

Operating Margins
NOI to real estate revenue, net	54.2%	54.2%		52.7%	54.6%	53.8%
Cash NOI to real estate revenue, net	50.9%	51.5%		50.2%	52.6%	50.9%

NOI before operating lease rent/real estate revenue, net	57.2%	57.7%		56.1%	58.0%	57.4%
Cash NOI before operating lease rent/real estate revenue, net	53.8%	54.8%		53.5%	55.9%	54.2%

Supplemental Information	20	Fourth Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2020	2019	%	2020	2020	2019	%
Revenues
Rental revenue, net	$104,272	$103,246	1.0%	$102,552	$415,967	$423,964	(1.9)%
Escalation & reimbursement revenues	16,474	18,468	(10.8)%	17,020	67,274	73,582	(8.6)%
Other income	864	783	10.3%	2,673	4,933	3,021	63.3%
Total Revenues	$121,610	$122,497	(0.7)%	$122,245	$488,174	$500,567	(2.5)%

Expenses
Operating expenses	$18,782	$21,647	(13.2)%	$18,513	$74,007	$84,875	(12.8)%
Operating lease rent	2,264	2,708	(16.4)%	2,824	10,815	11,372	(4.9)%
Real estate taxes	24,821	23,704	4.7%	23,736	95,865	93,208	2.9%
	$45,867	$48,059	(4.6)%	$45,073	$180,687	$189,455	(4.6)%

Operating Income	$75,743	$74,438	1.8%	$77,172	$307,487	$311,112	(1.2)%

Interest expense & amortization of financing costs	$33,783	$39,427	(14.3)%	$34,326	$141,138	$161,656	(12.7)%
Depreciation & amortization	44,954	45,231	(0.6)%	45,261	178,615	179,779	(0.6)%

Loss before noncontrolling interest	$(2,994)	$(10,220)	(70.7)%	$(2,415)	$(12,266)	$(30,323)	(59.5)%
Real estate depreciation & amortization	44,897	45,174	(0.6)%	45,204	178,389	179,553	(0.6)%
FFO Contribution	$41,903	$34,954	19.9%	$42,789	$166,123	$149,230	11.3%

Non–building revenue	(184)	(653)	(71.8)%	(2,547)	(3,911)	(1,761)	122.1%

Interest expense & amortization of financing costs	33,783	39,427	(14.3)%	34,326	141,138	161,656	(12.7)%
Non-real estate depreciation	57	57	—%	57	226	226	—%
NOI	$75,559	$73,785	2.4%	$74,625	$303,576	$309,351	(1.9)%

Cash Adjustments
Free rent (net of amortization)	$(1,779)	$(1,636)	8.7%	$(48)	$(3,741)	$(33,099)	(88.7)%
Straight-line revenue adjustment	(3,838)	(778)	393.3%	(5,006)	(18,794)	(19,030)	(1.2)%
Amortization of acquired above and below-market leases, net	(4,063)	(4,314)	(5.8)%	(3,804)	(15,494)	(16,929)	(8.5)%
Operating lease straight-line adjustment	232	243	—%	232	1,058	1,220	(13.3)%
Straight-line tenant credit loss	98	—	—%	1,432	3,270	298	997.3%
Cash NOI	$66,209	$67,300	(1.6)%	$67,431	$269,875	$241,811	11.6%

Operating Margins
NOI to real estate revenue, net	62.2%	60.6%		62.3%	62.7%	62.0%
Cash NOI to real estate revenue, net	54.5%	55.2%		56.3%	55.7%	48.5%

NOI before operating lease rent/real estate revenue, net	64.1%	62.8%		64.7%	64.9%	64.3%
Cash NOI before operating lease rent/real estate revenue, net	56.2%	57.3%		58.5%	57.7%	50.5%

Supplemental Information	21	Fourth Quarter 2020

SELECTED FINANCIAL DATA 2020 Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2020	2019	%	2020	2020	2019	%
Revenues
Rental revenue, net	$156,879	$167,274	(6.2)%	$160,941	$640,316	$658,977	(2.8)%
Escalation & reimbursement revenues	22,792	26,317	(13.4)%	20,086	87,252	97,955	(10.9)%
Other income	1,340	1,968	(31.9)%	709	13,210	9,442	39.9%
Total Revenues	$181,011	$195,559	(7.4)%	$181,736	$740,778	$766,374	(3.3)%

Equity in Net Loss from Unconsolidated Joint Ventures (1)	$(2,994)	$(10,220)		$(2,415)	$(12,266)	$(30,323)
Expenses
Operating expenses	$35,276	$44,216	(20.2)%	$38,713	$148,192	$172,636	(14.2)%
Operating lease rent	5,340	6,799	(21.5)%	6,232	25,268	27,194	(7.1)%
Real estate taxes	41,657	38,218	9.0%	41,033	162,096	152,702	6.2%
	$82,273	$89,233	(7.8)%	$85,978	$335,556	$352,532	(4.8)%

Operating Income	$95,744	$96,106	(0.4)%	$93,343	$392,956	$383,519	2.5%

Interest expense & amortization of financing costs	$18,250	$13,274	37.5%	$18,339	$63,569	$52,947	20.1%
Depreciation & amortization	49,521	44,967	10.1%	50,380	211,191	191,697	10.2%

Income before noncontrolling interest	$27,973	$37,865	(26.1)%	$24,624	$118,196	$138,875	(14.9)%
Real estate depreciation & amortization	49,503	44,949	10.1%	50,362	211,121	191,626	10.2%
Joint Ventures Real estate depreciation & amortization (1)	44,897	45,174	(0.6)%	45,204	178,389	$179,553	(0.6)%
FFO Contribution	$122,373	$127,988	(4.4)%	$120,190	$507,706	$510,054	(0.5)%

Non–building revenue	$(1,268)	$(614)	106.5%	$(156)	$(1,974)	$(3,405)	(42.0)%
Joint Ventures Non–building revenue (1)	(184)	(653)	(71.8)%	(2,547)	(3,911)	(1,761)	122.1%

Interest expense & amortization of financing costs	18,250	13,274	37.5%	18,339	63,569	52,947	20.1%
Joint Ventures Interest expense & amortization of financing costs (1)	33,783	39,427	(14.3)%	34,326	141,138	161,656	(12.7)%
Non-real estate depreciation	18	18	—%	18	70	71	(1.4)%
Joint Ventures Non-real estate depreciation (1)	57	57	—%	57	226	226	—%
NOI	$173,029	$179,497	(3.6)%	$170,227	$706,824	$719,788	(1.8)%

Cash Adjustments
Non-cash adjustments	$(5,912)	$(5,406)	9.4%	$(4,517)	$(14,520)	$(22,451)	(35.3)%
Joint Venture non-cash adjustments (1)	(9,350)	(6,485)	44.2%	(7,194)	(33,701)	(67,540)	(50.1)%
Cash NOI	$157,767	$167,606	(5.9)%	$158,516	$658,603	$629,797	4.6%

Operating Margins
NOI to real estate revenue, net	57.5%	56.7%		56.5%	57.8%	57.0%
Cash NOI to real estate revenue, net	52.4%	52.9%		52.6%	53.8%	49.9%

NOI before operating lease rent/real estate revenue, net	60.0%	59.7%		59.5%	60.7%	60.1%
Cash NOI before operating lease rent/real estate revenue, net	54.8%	55.7%		55.5%	56.6%	52.8%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	22	Fourth Quarter 2020

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2021	Initial		Principal	As-Of	Final
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	12/31/2020	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)	Prepayment (3)
Secured fixed rate debt
100 Church Street	100.0	$204,875	4.68%		$4,663	Jul-22		$197,784	—	Jul-22	Apr-22
420 Lexington Avenue	100.0	294,035	3.99%		5,375	Oct-24		272,749	—	Oct-40	Jul-24
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27	Oct-26
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27	Oct-26
1080 Amsterdam	92.5	34,773	3.59%		662	Feb-27		30,039	—	Feb-27	Open
		$1,083,683	4.30%		$10,700			$1,050,572
Unsecured fixed rate debt
Unsecured notes (swapped)		$350,000	1.52%		$—	Aug-21		$350,000	—	Aug-21	Open
Unsecured notes		499,803	3.25%		—	Oct-22		500,000	—	Oct-22	Open
Unsecured notes		302,086	4.50%		—	Dec-22		300,000	—	Dec-22	Open
Term loan (swapped)		800,000	3.23%	(4)	—	Mar-23	(4)	800,000	—	Mar-23	Open
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Dec-25	Open
		$2,051,889	3.18%		$—			$2,050,000

Total Fixed Rate Debt		$3,135,572	3.57%		$10,700			$3,100,572
Floating rate debt
Secured floating rate debt
133 Greene Street (LIBOR + 200 bps)	100.0	$15,523	2.14%		$—	(5)		$15,523	—	Mar-22	Open
106 Spring Street (LIBOR + 250 bps)	100.0	38,025	2.64%		—	Jan-21		38,025	—	Jan-22	Open
FHLB Facility (LIBOR + 28 bps)		10,000	0.42%		—	Jan-21		10,000	—	Feb-21	Open
FHLB Facility (LIBOR + 23 bps)		15,000	0.37%		—	Jan-21		15,000	—	Feb-21	Open
FHLB Facility (LIBOR + 18 bps)		35,000	0.32%		—	Jan-21		35,000	—	Feb-21	Open
609 Fifth Avenue (LIBOR + 240 bps)	100.0	57,651	2.54%		—	Mar-21		57,651	Mar-22	Mar-24	Open
185 Broadway (LIBOR + 285 bps)	100.0	158,478	2.99%		—	Nov-21		158,480	—	Nov-23	Open
712 Madison Avenue (LIBOR + 185 bps) (6)	100.0	28,000	1.99%		—	Dec-21		28,000	—	Dec-22	Open
220 East 42nd (LIBOR + 275 bps)	100.0	510,000	2.89%		—	Jun-23		510,000	—	June-25	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000	1.34%		—	Sep-23		50,000	—	Sep-23	Open
		$917,677	2.59%		$—			$917,679
Unsecured floating rate debt
Revolving credit facility (LIBOR + 100 bps)		$110,000	1.14%		$—	Mar-22		$110,000	Mar-23	Mar-23	Open
Term loan (LIBOR + 110 bps)		500,000	1.22%		—	Mar-23		500,000	—	Mar-23	Open
Term loan (LIBOR + 100 bps)		200,000	1.14%		—	Nov-24		200,000	—	Nov-24	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	1.49%		—	Jul-35		100,000	—	Jul-35	Open
		$910,000	1.23%		$—			$910,000

Total Floating Rate Debt		$1,827,677	1.91%		$—			$1,827,679

Total Debt - Consolidated		$4,963,249	2.96%		$10,700			$4,928,251

Deferred financing costs		(34,521)
Total Debt - Consolidated, net		$4,928,728	2.96%

Total Debt - Joint Venture, net		$4,618,052	3.17%

Total Debt including SLG share of unconsolidated JV Debt		$9,635,620	3.06%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$10,085,528	3.03%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.14% or the effective 3-month LIBOR rate at the end of the quarter of 0.24%, as applicable. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) Represents a blended fixed rate inclusive of the effect of the following swaps: $200 million @ 1.13% and $100 million @ 1.16% maturing July 2023, $150 million @ 2.70% maturing January 2024, $200 million @ 2.74% and $150 million @ 2.72% maturing January 2026.
(5) The loan on this retail property matured in August 2020. The Company is in discussions with the lender on resolution.
(6) The Company closed on the sale of this property in January 2021.

Supplemental Information	23	Fourth Quarter 2020

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding					2021	Initial		Principal	As-Of	Final
	Ownership	12/31/20				Principal Amortization		Maturity		Due at Maturity	Right	Maturity	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share		Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)	Prepayment (3)
885 Third Avenue	100.0	$272,000	$272,000	(4)	3.35%		$—	Apr-21		$272,000	—	Apr-21	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748		4.45%		—	Jul-22		32,748	—	Jul-22	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788		5.50%		—	Jul-22		38,788	—	Jul-22	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000		4.46%		—	Oct-22		105,000	—	Oct-22	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500		5.45%		—	Oct-22		32,500	—	Oct-22	Open
21 East 66th Street	32.3	12,000	3,874		3.60%		—	Apr-23		3,874	—	Apr-28	Open
919 Third Avenue	51.0	500,000	255,000		5.12%		—	Jun-23		255,000	—	Jun-23	Feb-23
1515 Broadway	56.9	820,607	466,670		3.93%		10,670	Mar-25		419,372	—	Mar-25	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000		3.84%		—	Sep-25		840,000	—	Sep-25	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120		3.37%		—	Feb-26		107,120	—	Feb-26	Open
400 East 57th Street	41.0	97,024	39,780		3.00%		628	Nov-26		36,723	—	Nov-26	Open
Worldwide Plaza	24.4	1,200,000	292,200		3.98%		—	Nov-27		292,200	—	Nov-27	Jul-27
Stonehenge Portfolio	Various	195,899 (5)	11,279		3.50%		176	Various	(5)	10,325	—	Various	Open
Total Fixed Rate Debt		$5,604,858	$2,496,959		4.00%	(6)	$11,474			$2,445,650
Floating rate debt
121 Greene Street (LIBOR + 150 bps)	50.0	$15,000	$7,500		1.64%		$—	(7)		$7,500	—	Mar-22	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900		1.59%		—	Jan-22		6,900	Jan-23	Jan-23	Open
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000		1.87%		—	Sep-21		600,000	Sep-24	Sep-24	Open
One Vanderbilt (LIBOR + 250 bps)	71.0	1,210,329	859,455		2.64%		—	Sep-21		859,455	—	Sep-23	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500		2.79%		—	Oct-21		97,500	—	Oct-22	Open
2 Herald Square (LIBOR + 145 bps)	51.0	214,500	109,395		1.59%		—	Nov-21		109,395	—	Nov-23	Open
55 West 46th Street - Tower 46 (LIBOR + 125 bps)	25.0	192,524	48,131		1.39%		—	Aug-22		48,131	—	Aug-24	Open
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431		3.54%		—	Sep-23		33,431	—	Sep-23	Open
100 Park Avenue (LIBOR + 225 bps)	49.9	360,000	179,640		2.39%		—	Dec-23		179,640	—	Dec-25	Open
15 Beekman (LIBOR + 150 bps)	20.0	11,212	2,242		1.64%		—	Jan-24		2,242	—	Jul-25	Open
10 East 53rd Street (LIBOR + 135 bps)	55.0	220,000	121,000		1.49%		—	Feb-25		121,000	—	Feb-25	Open
One Madison Avenue (LIBOR + 335 bps)	50.5	— (8)	—		—%		—	Nov-25		—	—	Nov-26	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000		1.58%		—	Aug-27		110,000	—	Aug-27	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	677	218		2.85%		14	Jun-33		2	—	Jun-33	Open
Total Floating Rate Debt		$4,257,792	$2,175,412		2.23%	(6)	$14			$2,175,196
Total unconsolidated JV Debt		$9,862,650	$4,672,371		3.17%	(6)	$11,488			$4,620,846
	Deferred financing costs	(113,446)	(54,319)
Total unconsolidated JV Debt, net		$9,749,204	$4,618,052		3.17%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 0.14%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Reflects exercise of all available extension options, which may be subject to conditions.
(3) Loans noted as "open" may be subject to certain fees, premiums or penalties on early repayment.
(4) The Company holds 100% of the preferred equity interest in the property and believes that there is no value to the common equity.
(5) Amount is comprised of three mortgages totaling $132.4 million that mature in April 2028 and two mortgages totaling $63.5 million that mature in July 2029.
(6) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.
(7) The loan on this retail property matured in November 2020. The Company is in discussions with the lender on resolution.
(8) As of December 31, 2020 no draws have been made under this facility.

SL GREEN REALTY CORP.						Composition of Debt
Revolving Credit Facility Covenants							Fixed Rate Debt
	Actual	Required						Consolidated		$3,135,572
Total Debt / Total Assets	40.8%	Less than 60%						SLG Share of JV		2,496,959
Fixed Charge Coverage	2.78x	Greater than 1.4x					Total Fixed Rate Debt			$5,632,531	58.5%
Maximum Secured Indebtedness	17.7%	Less than 50%
Maximum Unencumbered Leverage Ratio	48.5%	Less than 60%					Floating Rate Debt

Unsecured Notes Covenants								Consolidated		$1,827,677
	Actual	Required						SLG Share of JV		2,175,412
Total Debt / Total Assets	38.5%	Less than 60%								4,003,089	41.5%
Secured Debt / Total Assets	19.1%	Less than 40%				Floating Rate DPE and Other Investments				(345,877)	(3.6)%
Debt Service Coverage	3.22x	Greater than 1.5x					Total Floating Rate Debt			$3,657,212	38.0%
Unencumbered Assets / Unsecured Debt	260.6%	Greater than 150%					Total Debt			$9,635,620

Supplemental Information	24	Fourth Quarter 2020

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

	Ownership	2021 Scheduled	2022 Scheduled		2023 Scheduled		2024 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment	Cash Payment		Cash Payment		Cash Payment		Liabilities (1)	Expiration (2)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$6,909	$6,909		$6,909		$6,909		$93,489	2043
625 Madison Avenue	100.0	4,613	2,306	(3)	—	(3)	—	(3)	6,714	2054
420 Lexington Avenue	100.0	11,199	11,199		11,199		11,199		179,304	2080
711 Third Avenue	100.0	5,500 (3)	5,500	(3)	5,500	(3)	5,500	(3)	52,537	2083	(4)
1080 Amsterdam Avenue	92.5	290	290		290		306		7,414	2111
Total		$28,511	$26,204		$23,898		$23,914		$339,458

Financing Leases
461 Fifth Avenue	100.0	$2,250	$2,400		$2,400		$2,400		$28,424	2084	(5)
1080 Amsterdam Avenue	92.5	404	404		404		426		22,477	2111
15 Beekman	100.0	3,041	3,087		3,133		3,180		101,620	2119	(5)
Total		$5,695	$5,891		$5,937		$6,006		$152,521

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	50.0	$1,659	$1,790		$1,790		$1,790		$17,777	2053
650 Fifth Avenue (Floors b-3)	50.0	1,428	1,441		1,458		1,569		30,914	2062
885 Third Avenue (6)	100.0	759	759		759		759		15,375	2080
1560 Broadway	50.0	6,861	6,861		6,935		7,272		73,134	2114
Total		$10,707	$10,851		$10,942		$11,390		$137,200

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$6,695	$6,695		$6,786		$7,364		$98,649	2062
One Vanderbilt Avenue Garage	71.0	203	205		207		209		3,375	2069
2 Herald Square	51.0	7,107	7,285		7,467		7,654		224,277	2077	(5)
Total		$14,005	$14,185		$14,460		$15,227		$326,301

(1) Per the balance sheet as of December 31, 2020.
(2) Reflects exercise of all available extension options.
(3) Reflects known cash payments through ground rent reset date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(6) The Company holds 100% of the preferred equity interest in the property and believes that there is no value to the common equity.

Supplemental Information	25	Fourth Quarter 2020

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

12/31/2019	$1,580,306		$1,818,175	8.48%	8.60%

Debt investment originations/fundings/accretion(4)	246,075
Preferred Equity investment originations/accretion(4)	154,710
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(159,798)
Reserves/Realized Losses	(37,957)
3/31/2020	$1,783,336		$1,771,416	8.29%	8.20%

Debt investment originations/fundings/accretion(4)	43,228
Preferred Equity investment originations/accretion(4)	5,935
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(607,182)
Reserves/Realized Losses	(3,381)
6/30/2020	$1,221,936		$1,571,381	8.35%	8.63%

Debt investment originations/fundings/accretion(4)	94,062
Preferred Equity investment originations/accretion(4)	3,176
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(156,854)
Reserves/Realized Losses	(8,957)
9/30/2020	$1,153,363		$1,220,310	7.04%	7.07%

Debt investment originations/fundings/accretion(4)	5,935
Preferred Equity investment originations/accretion(4)	3,221
Redemptions/Sales/Syndications/Equity Ownership/Amortization	(77,697)
Reserves/Realized Losses	(8,280)
12/31/2020	$1,076,542	(5)	$1,090,681	6.49%	6.80%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.

Supplemental Information	26	Fourth Quarter 2020

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2)(3)

Senior Mortgage Debt	$62,751	$1,249	$64,000		$—	$342	4.32%	4.83%

Junior Mortgage Participation	7,200	32,888	40,088		127,000	$1,797	2.38%	7.22%

Mezzanine Debt	275,926	436,742	712,668		4,459,287	$866	5.76%	5.80%

Preferred Equity	—	259,786	259,786		1,962,750	$934	9.87%	9.96%

Balance as of 12/31/20	$345,877	$730,665	$1,076,542	(4)		$886	6.49%	6.80%

	Debt and Preferred Equity Maturity Profile (5)
	2021	2022	2023	2024	2025 & Thereafter
Floating Rate	123,530	202,459	19,889	—	—
Fixed Rate	92,632	195,594	225,204	6,890	210,345
Sub-total	216,162	398,053	245,093	6,890	210,345

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $35.0 million with a weighted average current yield of 3.59% that are included in other balance sheet line items.
(5) The weighted average maturity of the outstanding balance is 2.39 years. Approximately 39.1% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 3.20 years.

Supplemental Information	27	Fourth Quarter 2020

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	12/31/2020	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$225,204	Fee	Manhattan	$353,772	$993	(4)

Mezzanine Loan and Preferred Equity	209,941	Office	Manhattan	1,712,750	$1,080	10.97%

Mezzanine Loan	127,916	Office	Manhattan	1,115,000	$1,069	10.55%

Preferred Equity	105,095	Multi-Family Rental	Manhattan	250,000	$720	6.55%

Mortgage and Mezzanine Loans	60,532	Office	Manhattan	—	$439	5.57%

Mortgage and Mezzanine Loans	56,244	Residential/Retail	Manhattan	—	$720	3.61%

Mezzanine Loan	49,956	Office	Manhattan	275,000	$414	7.15%

Mezzanine Loan	41,057	Multi-Family Rental	Manhattan	280,000	$497	8.92%

Mezzanine Loan	35,318	Office	Manhattan	172,809	$640	6.63%

Junior Mortgage Loan	32,888	Office Leasehold	Manhattan	67,000	$88	7.07%

Total	$944,151

(1) Net of unamortized fees, discounts, and premiums excluding loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan is on non-accrual at December 31, 2020.

Supplemental Information	28	Fourth Quarter 2020

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-20	Sep-20	Jun-20	Mar-20	Dec-19		100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.7	99.3	99.3	99.3	99.3	99.3	$50,221	7.3	4.4	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	1.0	88.9	82.6	82.6	82.6	83.0	11,911	1.7	1.0	26
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	1.0	89.3	89.3	89.9	91.3	94.3	15,459	2.3	1.3	58
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.7	99.6	99.4	99.5	99.5	95.0	47,533	6.9	4.1	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.9	94.1	96.5	97.0	97.0	97.0	67,262	9.8	5.9	32
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	1.0	91.2	91.2	74.9	74.9	95.9	16,326	2.4	1.4	6
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.2	90.5	91.7	91.7	90.4	92.0	86,204	12.5	7.5	187
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.9	86.2	86.2	87.3	87.3	87.3	16,575	2.4	1.4	13
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	4.1	89.5	89.5	89.5	90.4	90.4	57,357	8.6	5.1	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	4.2	99.9	99.9	99.9	99.9	99.9	49,106	7.2	4.3	9
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.5	100.0	100.0	100.0	100.0	100.0	10,644	1.6	0.9	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.7	100.0	100.0	100.0	100.0	100.0	16,062	2.3	1.4	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.3	89.1	89.1	91.3	91.3	97.0	33,411	4.9	2.9	20
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3.5	66.9	68.4	89.4	91.2	91.2	34,266	5.0	3.0	23
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	3.1	89.3	89.3	90.2	94.1	93.0	45,670	6.7	4.0	45
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.7	79.8	94.1	93.3	92.7	92.7	78,908	11.5	7.0	12
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.5	81.2	87.9	87.3	87.6	91.7	39,070	5.7	3.4	42

Subtotal / Weighted Average				17	10,577,745	47.0%	89.7%	91.8%	93.2%	93.5%	94.4%	$675,985	98.8%	59.0%	555

"Non Same Store"
590 Fifth Avenue	100.0	Midtown	Fee Interest	1	103,300	0.4	68.5	N/A	N/A	N/A	N/A	8,107	1.2	0.7	10.0
Subtotal / Weighted Average				1	103,300	0.4%	68.5%	—%	—	—	—	8,107	1.2%	0.7%	10

Total / Weighted Average Consolidated Properties				18	10,681,045	47.4%	89.5%	91.8%	93.2%	93.5%	94.4%	$684,092	100.0%	59.7%	565

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.6	93.5	95.8	95.1	95.1	97.1	$31,901		1.5	37
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	10.3	95.7	95.7	95.7	95.8	95.8	156,910		8.3	10
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	1.5	91.9	91.9	91.9	91.9	90.3	27,340		0.6	16
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.7	82.5	81.8	80.7	84.8	84.9	60,478		2.6	35
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.4	92.0	92.7	91.3	89.5	89.5	124,890		5.4	39
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.3	94.7	91.2	94.1	92.4	96.2	39,108		2.1	38
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.5	100.0	100.0	100.0	100.0	100.0	101,342		4.5	7
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	7.8	99.9	94.9	94.9	94.9	94.9	133,649		6.6	11
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	9.1	96.6	94.6	94.6	94.7	94.7	146,224		3.1	24
Added to Same Store in 2020
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.6	95.8	95.8	95.8	88.2	81.9	41,648		1.8	5

Subtotal / Weighted Average				10	11,216,183	49.8%	95.5%	94.2%	94.1%	93.9%	93.9%	$863,490		36.5%	222

"Non Same Store"
885 Third Avenue	100.0	Midtown / Plaza District	Fee/Leasehold Interest	1	625,300	2.8	88.5	92.7	N/A	N/A	N/A	$43,826		3.8	19

Subtotal / Weighted Average				1	625,300	2.8%	88.5%	92.7%	—%	—%	—%	$43,826		3.8%	19

Total / Weighted Average Unconsolidated Properties				11	11,841,483	52.6%	95.1%	94.2%	94.1%	93.9%	93.9%	$907,316		40.3%	241

Manhattan Operating Properties Grand Total / Weighted Average				29	22,522,528	100.0%	92.4%	93.1%	93.7%	93.7%	94.1%	$1,591,408			806
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,147,499		100.0%
Manhattan Operating Properties Same Store Occupancy %					21,793,928	96.8%	92.7%	93.1%	93.7%	93.7%	94.1%
Manhattan Operating Properties Same Store Leased Occupancy %							93.4%	94.2%	95.2%	95.5%	96.0%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	29	Fourth Quarter 2020

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-20	Sep-20	Jun-20	Mar-20	Dec-19

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	5.0	100.0	100.0	100.0	100.0	100.0	$3,199	1.5	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	3.8	100.0	100.0	100.0	100.0	100.0	2,073	1.0	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	2.1	100.0	100.0	100.0	100.0	100.0	1,787	1.4	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	20.0	100.0	100.0	100.0	100.0	100.0	35,511	27.9	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	34.4	100.0	100.0	100.0	100.0	100.0	55,474	9.5	6
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	2.9	—	—	—	100.0	100.0	—	—	—
760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	6.1	100.0	100.0	100.0	100.0	100.0	17,029	26.7	1
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	16.7	88.3	88.3	88.3	88.3	88.3	29,711	23.3	3
Subtotal/Weighted Average				9	314,996	91.0%	94.7%	94.7%	94.7%	97.9%	97.9%	$144,784	91.3%	15

"Non Same Store" Retail
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	3.7	100.0	N/A	N/A	N/A	N/A	$3,885	2.2	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.5	100.0	100.0	100.0	100.0	100.0	$3,700	3.0	1
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	1.9	48.6	48.6	48.6	100.0	100.0	102	0.2	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	1.9	100.0	100.0	100.0	100.0	100.0	2,140	3.3	1
Subtotal/Weighted Average				4	31,189	9.0%	89.4%	81.9%	81.9%	100.0%	100.0%	$9,827	8.7%	4

Total / Weighted Average Retail Properties				13	346,185	100.0%	94.2%	94.0%	94.0%	98.0%	98.0%	$154,611	100.0%	19

Residential Properties
	Ownership			# of	Usable	Total	Occupancy (%)					Average Monthly Rent Per Unit ($'s) (1)	Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Dec-20	Sep-20	Jun-20	Mar-20	Dec-19

"Same Store" Residential
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	263	66.2	72.6	89.0	97.3	95.1	$3,917	$9,753	25.9
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	35.4	33.3	83.3	97.9	100.0	4,299	2,090	12.5
Stonehenge Portfolio	Various		Fee Interest	6	445,934	538	65.7	72.0	90.0	97.0	94.8	3,680	18,352	3.1
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	85.8	87.1	90.6	96.4	95.9	3,291	45,226	58.5
Subtotal/Weighted Average				9	1,746,024	2,073	75.7%	78.8%	89.9%	96.8%	95.7%	$3,470	$75,420	100.0%

Total / Weighted Average Residential Properties				9	1,746,024	2,073	75.7%	78.8%	89.9%	96.8%	95.7%	$3,470	$75,420

Suburban Properties
	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-20	Sep-20	Jun-20	Mar-20	Dec-19

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	100.0	83.3	85.4	85.8	84.9	85.1	$21,221	100.0	111
Subtotal/Weighted Average				7	862,800	100.0%	83.3%	85.4%	85.8%	84.9%	85.1%	$21,221	100.0%	111

Total / Weighted Average Suburban Properties				7	862,800	100.0%	83.3%	85.4%	85.8%	84.9%	85.1%	$21,221	100.0%	111

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	30	Fourth Quarter 2020

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Cash Rent ($'s)	Annualized Contractual Cash Rent (SLG%)	Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-20	Sep-20	Jun-20	Mar-20	Dec-19

Development / Redevelopment
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	2.6	3.6	3.6	3.6	3.6	3.6	32	0.1	14,303	1
106 Spring Street	100.0	Soho	Fee Interest	1	5,928	0.7	—	—	—	—	—	—	—	40,910	—
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	138,563	15.4	100.0	100.0	100.0	100.0	100.0	11,224	33.6	177,056	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	62.8	26.7	32.0	32.7	33.5	98.1	19,948	59.7	286,995	21
707 Eleventh Avenue	100.0	Midtown West	Fee Interest	1	159,720	17.8	23.3	23.3	54.3	54.3	N/A	1,935	5.8	96,553	1
762 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,109	0.7	32.8	32.8	32.8	55.1	55.1	268	0.8	16,689	1
Total / Weighted Average Development / Redevelopment Properties				7	896,930	100.0%	36.7%	40.0%	46.0%	46.6%	94.3%	$33,407	100.0%	$632,506	25

Construction in Progress

								Future Equity
					Equity Contributed			Contributions		Financing		Total
Building Address	Usable	Ownership	Estimated	Percentage								Development
	Sq. Feet	Interest (%)	TCO (1)	Leased	Company		Partners	Company	Partners	Drawn	Available	Budget (2)

One Vanderbilt	1,657,198	71.0	Q3 2020 (3)	72.8	$1,108,153	(4)	$452,513	—	—	$1,210,329	$539,671	$3,310,666
185 Broadway	198,488	100.0	Q3 2021	—	72,140		—	9,098	—	158,478	66,522	306,328
15 Beekman (4)	221,884	20.0	(5)	100.0	7,650		30,600	11,252	45,008	11,212	113,788	219,510
One Madison	1,048,700	50.5	Q4 2023	—	539,863		54,138	5,141	438,107	—	1,250,000	2,287,249

Total Construction In Progress					$1,727,806		$537,251	$25,491	$483,115	$1,380,019	$1,969,981	$6,123,753

(1) Temporary Certificate of Occupancy
(2) Includes fees payable to SL Green, as applicable
(3) Issued September 11, 2020.
(4) Reflects land contributed to the project at a value of $567,436, inclusive of a market value adjustment of $235,946.
(5) The space is 100% leased to Pace University for a term of 30 years. Delivery of the academic space and dormitory space is expected in Q4 2022 and Q3 2023, respectively.

Supplemental Information	31	Fourth Quarter 2020

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Dec-20	Sep-20	Jun-20	Mar-20	Dec-19		100%	SLG

HIGH STREET RETAIL - Consolidated Properties
106 Spring Street (1)	100.0	Soho	Fee Interest	1	5,928	0.4	—	—	—	—	—	$—	—	—	—
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	0.4	48.6	48.6	48.6	100.0	100.0	102	—	0.1	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	0.4	100.0	100.0	100.0	100.0	100.0	2,140	0.7	1.2	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	—	100.0	100.0	—	—	—	—
760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.5	100.0	100.0	100.0	100.0	100.0	17,029	5.5	9.3	1
762 Madison Avenue(1)	100.0	Plaza District	Fee Interest	1	6,109	0.4	32.8	32.8	32.8	55.1	55.1	268	0.1	0.1	1

Subtotal / Weighted Average				6	56,226	3.8%	58.4%	58.4%	58.4%	84.6%	84.6%	$19,539	6.3%	10.7%	4

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.2	100.0	100.0	100.0	100.0	100.0	$3,199	1.0	0.5	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	2,073	0.7	0.4	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	0.9	100.0	N/A	N/A	N/A	N/A	3,885	1.2	0.8	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.4	100.0	100.0	100.0	100.0	100.0	3,700	1.2	1.0	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,787	0.6	0.5	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	4.6	100.0	100.0	100.0	100.0	100.0	35,511	11.4	9.6	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	8.1	100.0	100.0	100.0	100.0	100.0	55,474	17.9	3.3	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.9	88.3	88.3	88.3	88.3	88.3	29,711	9.5	8.1	3

Subtotal / Weighted Average				9	301,996	20.5%	97.8%	97.7%	97.7%	97.7%	97.7%	$135,340	43.5%	24.2%	16

Total / Weighted Average Prime Retail				15	358,222	24.3%	91.6%	91.3%	91.3%	95.5%	95.5%	$154,879	49.8%	34.9%	20

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.2	100.0	100.0	100.0	100.0	100.0	$3,693	1.2	2.0	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.1	94.8	81.6	86.8	86.8	86.8	2,795	0.9	1.5	4
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.2	97.3	97.3	100.0	100.0	100.0	4,920	1.6	2.7	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	2.4	82.2	82.2	85.6	85.6	85.6	2,565	0.8	1.4	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.7	100.0	100.0	100.0	100.0	66.3	3,585	1.2	2.0	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	3.1	90.3	90.3	90.3	90.3	90.3	5,028	1.6	2.7	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	17,114	1.2	15.9	15.9	100.0	100.0	100.0	863	0.3	0.5	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.8	100.0	100.0	100.0	100.0	100.0	5,994	1.9	3.3	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	4.1	100.0	100.0	100.0	100.0	100.0	2,306	0.7	1.3	2
590 Fifth Avenue	100.0	Midtown	Fee Interest	1	7,263	0.5	100.0	N/A	N/A	N/A	N/A	4,001	1.3	2.2	2
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	78,489	5.3	93.5	93.5	94.8	100.0	100.0	14,605	4.7	7.9	17
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.6	100.0	100.0	100.0	100.0	100.0	3,540	1.1	1.9	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.9	100.0	100.0	100.0	100.0	100.0	3,901	1.3	2.1	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.7	100.0	100.0	100.0	100.0	100.0	3,224	1.0	1.8	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.7	66.7	66.7	72.3	72.3	72.3	2,555	0.8	1.4	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.2	98.6	100.0	100.0	100.0	100.0	4,743	1.5	2.6	3
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	301	0.1	0.2	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.5	100.0	100.0	77.7	100.0	100.0	6,852	2.2	3.6	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.2	62.6	62.6	62.6	62.6	62.6	2,338	0.8	1.3	5

Subtotal / Weighted Average				19	598,180	40.5%	92.1%	91.7%	93.6%	95.7%	94.3%	$77,809	25.0%	42.4%	88

(1) Development / Redevelopment properties.

Supplemental Information	32	Fourth Quarter 2020

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Contractual Retail Cash Rent ($'s)	Annualized Contractual Retail Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Dec-20	Sep-20	Jun-20	Mar-20	Dec-19		100%	SLG

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.4	83.2	83.2	83.2	83.2	60.6	$21,356	6.9	5.9	3
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.7	100.0	100.0	100.0	100.0	100.0	3,615	1.2	1.1	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.6	98.9	98.9	98.9	97.6	100.0	3,373	1.1	1.1	6
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.7	100.0	100.0	100.0	100.0	100.0	3,555	1.1	1.0	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.9	100.0	100.0	100.0	100.0	100.0	1,629	0.5	0.4	3
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717		0.7	66.6	66.6	66.6	66.6	66.6	1,622	0.5	0.4	8
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.7	100.0	100.0	100.0	100.0	100.0	1,922	0.6	0.6	2
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403		0.8	97.4	97.4	N/A	N/A	N/A	645	0.2	0.4	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.1	98.9	98.9	100.0	100.0	100.0	3,320	1.1	0.9	4
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		12.5	100.0	100.0	100.0	100.0	100.0	34,057	10.8	10.5	9
World Wide Plaza	24.35	Westside	Fee Interest	1	10,592	(2)	0.7	100.0	100.0	100.0	100.0	100.0	1,419	0.5	0.2	8
Stonehenge Portfolio	Various		Fee Interest	2	19,231		1.3	76.8	76.8	76.8	76.8	76.8	1,786	0.6	—	5

Subtotal / Weighted Average				14	520,583		35.2%	95.3%	95.3%	95.3%	95.2%	91.2%	$78,509	25.2%	22.5%	63

Total / Weighted Average Other Retail				33	1,118,763		75.7%	93.6%	93.4%	94.4%	95.5%	92.8%	$156,318	50.2%	65.1%	151

Retail Grand Total / Weighted Average				48	1,476,985		100.0%	93.1%	92.9%	93.7%	95.5%	93.5%	$311,197	100.0%		171
Retail Grand Total - SLG share of Annualized Rent													$183,342		100.0%

(1) Development / Redevelopment properties.
(2) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	33	Fourth Quarter 2020

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF	Credit Rating (1)
Tenant Name	Property
Viacom CBS, Inc.	1515 Broadway	57.0	Jun 2031	1,569,327	$94,640	$53,945	4.2%	$60.31
	1515 Broadway	57.0	Mar 2028	9,106	1,964	1,119	0.1%	$215.68
	555 West 57th Street	100.0	Dec 2023	338,527	17,151	17,151	1.3%	$50.66
	Worldwide Plaza	24.4	Jan 2027	32,598	2,267	552	—%	$69.53
				1,949,558	$116,022	$72,767	5.6%	$59.51	BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,265,841	$80,109	$48,065	3.8%	$63.29	A+
Latham & Watkins LLP	885 Third Avenue	100.0	Jun 2021	408,559	$32,269	$32,269	2.5%	$78.98
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$44,859	$26,915	2.1%	$77.50	A-
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Jun 2022	577,438	$47,607	$24,280	1.9%	$82.45

TD Bank US Holding Company	1 Vanderbilt Avenue	71.0	Jul 2041	185,465	$23,553	$16,723	1.3%	$127.00
	125 Park Avenue	100.0	Oct 2030	51,707	3,371	3,371	0.3%	$65.19
	125 Park Avenue	100.0	Aug 2030	6,234	2,537	2,537	0.2%	$406.91
				243,406	$29,461	$22,631	1.8%	$121.04	AA-

The City of New York	100 Church Street	100.0	Mar 2034	510,007	$21,037	$21,037	1.6%	$41.25	Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,888	$20,888	1.6%	$95.70

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,087	$20,087	1.6%	$58.25
	420 Lexington Avenue	100.0	Sep 2021	7,537	507	507	—%	$67.23
	110 East 42nd Street	100.0	Oct 2021	1,840	126	126	—%	$68.63
				354,250	20,720	20,720	1.6%	$58.49	Baa3

Giorgio Armani Corporation	760 Madison Avenue	100.0	Dec 2024	21,124	$17,029	$17,029	1.3%	$806.15
	717 Fifth Avenue	10.9	Mar 2023	46,940	25,056	2,731	0.2%	$533.78
	762 Madison Avenue	100.0	Dec 2024	1,264	268	268	—%	$212.27
				69,328	$42,353	$20,028	1.6%	$610.90

Advance Magazine Group, Fairchild Publications	750 Third Avenue	100.0	Feb 2021	286,622	$15,355	$15,355	1.2%	$53.57
	485 Lexington Avenue	100.0	Feb 2021	52,573	3,685	3,685	0.3%	$70.10
				339,195	$19,040	$19,040	1.5%	$56.13

Visiting Nurse Service of New York	220 East 42nd Street	100.0	Sep 2048	308,115	$18,842	$18,842	1.5%	$61.15

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$12,741	$12,741	1.0%	$73.19
	11 Madison Avenue	60.0	Sep 2030	104,618	9,787	5,872	0.5%	$93.55
				278,687	$22,528	$18,613	1.5%	$80.84

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$35,511	$17,756	1.4%	$513.06	AA-
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$33,833	$17,255	1.3%	$60.72
Cravath, Swaine & Moore LLP	Worldwide Plaza	24.35	Aug 2024	617,135	$67,822	$16,515	1.3%	$109.90
National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	$15,763	$15,763	1.2%	$106.35

WeWork	609 Fifth Avenue	100.0	Apr 2036	138,563	$11,224	$11,224	0.9%	$81.00
	2 Herald Sqaure	51.0	Feb 2036	153,061	8,842	4,509	0.4%	$57.77
				291,624	$20,066	$15,733	1.2%	$68.81

Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,440	$15,440	1.2%	$92.36	BBB-
Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	100.0	Apr 2032	231,114	$14,944	$14,944	1.2%	$64.66

Total				9,183,131	719,112	479,500	37.5%	$78.31

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.

Supplemental Information	34	Fourth Quarter 2020

TENANT DIVERSIFICATION Manhattan Operating, Retail and Development/Redevelopment Properties Unaudited

Supplemental Information	35	Fourth Quarter 2020

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 9/30/20			1,570,302

Add: Acquired Vacancies	590 Fifth Avenue		10,286

Less: Sold Vacancies	30 East 40th Street		(4,545)

Space which became available during the Quarter (2):
Office
	10 East 53rd Street	3	8,077	9,119	$111.41
	220 East 42nd Street	3	29,913	30,783	55.40
	280 Park Avenue	1	8,650	8,650	94.35
	420 Lexington Avenue	11	26,468	32,784	67.68
	485 Lexington Avenue	1	27,250	26,400	85.45
	590 Fifth Avenue	4	22,295	22,295	73.21
	750 Third Avenue	2	16,978	17,171	62.31
	810 Seventh Avenue	1	3,612	3,954	66.00
	885 Third Avenue	3	25,778	25,778	87.35
	1185 Avenue of the Americas	2	150,952	165,086	109.93
	1350 Avenue of the Americas	3	86,108	87,775	64.38
	1515 Broadway	1	6,732	7,213	62.63
	Total/Weighted Average	35	412,813	437,008	$85.76

Retail
	810 Seventh Avenue	1	144	264	$155.03
	Total/Weighted Average	1	144	264	$155.03

Storage
	885 Third Avenue	1	510	510	$36.07
	Total/Weighted Average	1	510	510	$36.07

	Total Space which became available during the quarter
	Office	35	412,813	437,008	$85.76
	Retail	1	144	264	$155.03
	Storage	1	510	510	$36.07
		37	413,467	437,782	$85.74

	Total Available Space		1,989,510

(1) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	36	Fourth Quarter 2020

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,989,510

Office
	100 Park Avenue	1	6.3	5,251	5,731	$87.00	$73.25	$56.13	4.0
	110 East 42nd Street	1	5.5	6,868	9,706	55.00	—	—	6.0
	125 Park Avenue	1	11.6	1,108	1,162	85.00	—	—	3.0
	220 East 42nd Street	1	5.7	2,020	2,727	58.00	67.20	30.00	8.0
	420 Lexington Avenue	7	7.3	12,152	15,801	63.51	61.00	37.64	3.2
	485 Lexington Avenue	1	12.0	27,366	28,116	66.00	—	105.00	9.0
	750 Third Avenue	1	1.0	5,513	5,392	50.00	64.57	—	—
	800 Third Avenue	1	10.0	18,357	20,010	61.00	61.61	85.00	7.0
	810 Seventh Avenue	1	1.0	3,288	3,599	50.00	64.18	—	—
	1350 Avenue of the Americas	1	10.0	48,603	49,921	64.00	58.43	10.00	4.0
	1515 Broadway	2	10.8	92,700	99,038	54.79	49.62	63.00	10.0
	World Wide Plaza	1	10.5	41,412	41,715	69.00	66.01	105.00	6.0
	Total/Weighted Average	19	9.8	264,638	282,918	$61.21	$57.19	$59.27	7.0

Retail
	110 East 42nd Street	1	49.0	6,800	10,000	$28.50	$—	$—	—
	Total/Weighted Average	1	49.0	6,800	10,000	$28.50	$—	$—	—

Storage
	220 East 42nd Street	1	5.0	337	299	$28.00	$—	$—	—
	Total/Weighted Average	1	5.0	337	299	$28.00	$—	$—	—

Leased Space
	Office (3)	19	9.8	264,638	282,918	$61.21	$57.19	$59.27	7.0
	Retail	1	49.0	6,800	10,000	$28.50	$—	$—	—
	Storage	1	5.0	337	299	$28.00	$—	$—	—
	Total	21	11.2	271,775	293,217	$60.06	$57.19	$57.19	6.8

Total Available Space as of 12/31/2020				1,717,735

Early Renewals
Office
	100 Park Avenue	1	2.0	1,780	2,006	$80.00	$94.74	$—	2.1
	110 East 42nd Street	1	5.0	4,072	4,166	50.00	47.50	15.00	5.0
	280 Park Avenue	1	7.3	22,505	25,224	84.00	95.55	35.00	4.0
	420 Lexington Avenue	3	4.8	10,046	15,921	60.46	64.98	5.07	6.5
	485 Lexington Avenue	1	5.0	129,741	133,479	58.00	64.78	52.50	—
	750 Third Avenue	1	2.0	17,612	17,781	55.37	71.54	—	—
	800 Third Avenue	1	10.0	33,800	33,900	70.00	68.76	—	17.7
	Total/Weighted Average	9	5.7	219,556	232,477	$62.58	$69.18	$34.56	3.6

Retail
	100 Park Avenue	1	5.0	12,693	11,386	73.77	96.33	$—	4.0
	420 Lexington Avenue	1	5.0	274	205	105.58	105.58	$—	1.5
	1185 Avenue of the Americas	1	5.0	779	787	70.00	108.09	$—	12.0
	2 Herald Square	1	0.8	22,928	21,706	375.59	306.37	$—	—
	World Wide Plaza	1	3.0	1,495	1,501	39.97	82.25	$—	—
	Total/Weighted Average	5	2.4	38,169	35,585	$256.55	$224.17	$—	1.6

Storage
	10 East 53rd Street	1	0.8	2,088	2,088	28.14	28.14	$—	—
	Total/Weighted Average	1	0.8	2,088	2,088	$28.14	$28.14	$—	—

Renewals
	Early Renewals Office	9	5.7	219,556	232,477	$62.58	$69.18	$34.56	3.6
	Early Renewals Retail	5	2.4	38,169	35,585	$256.55	$224.17	$—	1.6
	Early Renewals Storage	1	0.8	2,088	2,088	$28.14	$28.14	$—	—
	Total	15	5.2	259,813	270,150	$87.87	$89.28	$29.74	3.3

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Average starting office rent excluding new tenants replacing vacancies is $60.76/rsf for 240,656 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $61.66/rsf for 473,133 rentable SF.

Supplemental Information	37	Fourth Quarter 2020

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)		Current Weighted Average Asking Rent $/psf (3)	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)

2020 (1)	10	39,791	0.39%	2,786,310	70.02		68.01	5	22,736	0.20%	2,051,481	90.23	69.09

1st Quarter 2021	23	372,869	3.70%	$20,910,116	$56.08		$60.31	4	13,810	0.12%	$1,198,263	$86.77	$74.12
2nd Quarter 2021	31	264,490	2.62%	15,162,408	57.33		60.64	7	467,241	4.05%	36,691,298	78.53	80.96
3rd Quarter 2021	20	160,132	1.59%	10,785,355	67.35		64.99	7	111,025	0.96%	8,984,768	80.93	77.35
4th Quarter 2021	25	138,751	1.38%	10,037,892	72.34	-5	64.47	9	145,878	1.27%	12,105,051	82.98	70.30

Total 2021	99	936,242	9.29%	$56,895,771	$60.77		$61.82	27	737,954	6.40%	$58,979,380	$79.92	$78.18

2022	87	762,956	7.57%	59,759,085	78.33		69.93	32	903,789	7.84%	84,918,914	93.96	88.19
2023	64	824,360	8.18%	51,926,317	62.99		60.94	19	430,135	3.73%	38,986,617	90.64	75.50
2024	46	355,038	3.52%	27,105,523	76.35		68.16	26	991,216	8.60%	107,848,342	108.80	80.45
2025	55	636,787	6.32%	55,261,421	86.78		69.47	16	438,564	3.80%	38,120,962	86.92	77.61
2026	45	966,125	9.59%	66,402,593	68.73		63.64	27	552,407	4.79%	54,855,563	99.30	93.73
2027	36	608,649	6.04%	47,859,450	78.63		65.75	18	392,311	3.40%	35,584,379	90.70	84.05
2028	34	613,768	6.09%	45,120,014	73.51		68.46	17	195,351	1.69%	21,333,861	109.21	91.35
2029	17	397,372	3.94%	26,023,546	65.49		60.22	15	752,707	6.53%	52,033,180	69.13	74.76
Thereafter	80	3,936,378	39.07%	238,778,718	60.66		61.13	44	6,112,339	53.02%	412,603,032	67.50	77.58
	573	10,077,466	100.00%	$677,918,748	$67.27		$63.58	246	11,529,509	100.00%	$907,315,711	$78.70	$79.65

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to December 31, 2020.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized contractual cash rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of December 31, 2020. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	38	Fourth Quarter 2020

ANNUAL LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2020 (1)	—	—	—%	$—	$—	$—	1	3,600	1.28%	$264,900	$73.58	$85.00
2021	—	—	—%	—	—	—	3	26,583	9.42%	8,244,761	310.15	112.54
2022	—	—	—%	—	—	—	1	3,868	1.37%	2,025,331	523.61	646.33
2023	—	—	—%	—	—	—	3	54,071	19.15%	26,842,068	496.42	272.18
2024	3	25,507	79.44%	17,399,347	682.14	548.08	1	7,793	2.76%	5,766,288	739.93	1,026.56
2025	—	—	—%	—	—	—	—	—	—%	—	—	—
2026	—	—	—%	—	—	—	4	74,424	26.36%	31,965,936	429.51	282.98
2027	—	—	—%	—	—	—	1	3,655	1.29%	774,384	211.87	102.98
2028	—	—	—%	—	—	—	—	—	—%	—	—	—
2029	—	—	—%	—	—	—	1	31,174	11.04%	21,883,296	701.97	375.97
Thereafter	1	6,600	20.56%	2,139,776	324.21	304.97	2	77,154	27.33%	37,572,876	486.99	488.27
	4	32,107	100.00%	$19,539,123	$608.56	$498.11	17	282,322	100.00%	$135,339,840	$479.38	$351.88
Vacancy (5)		24,532				285.09		—				—
		56,639				$405.84		282,322				$351.88

Other Retail
2020 (1)	1	2,770	0.50%	$450,549	$162.65	$131.21	—	—	—%	$—	$—	$—
2021	7	20,495	3.67%	2,707,421	132.10	95.39	4	4,494	0.92%	483,332	107.55	94.02
2022	16	76,260	13.67%	15,855,018	207.91	186.07	8	85,454	17.44%	20,973,864	245.44	228.37
2023	6	33,761	6.05%	5,426,597	160.74	111.70	4	13,896	2.84%	2,117,022	152.35	132.60
2024	5	24,301	4.36%	5,283,291	217.41	136.40	7	12,847	2.62%	3,278,397	255.19	215.46
2025	3	21,634	3.88%	4,061,724	187.75	115.81	2	8,579	1.75%	616,031	71.81	64.06
2026	5	11,818	2.12%	1,237,613	104.72	87.20	5	21,373	4.36%	9,927,325	464.48	414.40
2027	5	28,652	5.14%	4,158,202	145.13	103.15	7	26,316	5.37%	11,535,124	438.33	374.41
2028	7	19,643	3.52%	3,252,844	165.60	134.54	6	28,870	5.89%	4,580,517	158.66	145.54
2029	3	22,747	4.08%	1,425,658	62.67	56.72	8	68,862	14.05%	5,319,862	77.25	85.11
Thereafter	30	295,653	53.01%	33,949,805	114.83	88.54	12	219,320	44.76%	19,677,486	89.72	83.65
	88	557,734	100.00%	$77,808,722	$139.51	$107.93	63	490,011	100.00%	$78,508,960	$160.22	$147.38
Vacancy (5)		40,947				123.07		25,412				119.91
		598,681				$108.96		515,423				$146.02

	(1) Includes month to month holdover tenants that expired prior to December 31, 2020.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized contractual cash rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of December 31, 2020. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	39	Fourth Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2020
1998 - 2019 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	90.5
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	89.1
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	82.5
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	94.1
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	86.2
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	66.9
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	89.5
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	26.7
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	100.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		89.5
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	94.7
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	89.5
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	99.6
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	88.9
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	92.0
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	93.5
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	91.2
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	89.3
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	93.5
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	95.7
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	96.6
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	95.8
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	89.3
					43,726,523	$23,946,630
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	40	Fourth Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

							Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired		Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2020
2020 Acquisitions
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	(2)	Fee / Leasehold Interest	625,300	$387,932	94.8	88.5
Oct-20	590 Fifth Avenue	Midtown	100.0		Fee Interest	103,300	$107,200	90.0	68.5
						728,600	495,132

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) The Company holds 100% of the preferred equity interest in the property and believes that there is no value to the common equity.

Supplemental Information	41	Fourth Quarter 2020

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2019 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	1.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	0.4	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	0.3	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	1.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5%	Fee Interest	460,000	$381,000	$828
					26,965,219	$17,894,650	$664

2020 Sales
Dec-20	30 East 40th Street	Grand Central South	60.0%	Leasehold Interest	69,446	$5,200	N/A
					69,446	$5,200	N/A

Supplemental Information	42	Fourth Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION/SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition
2007 - 2020 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9
					6,198,100	$1,733,440

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	Price ($'s/SF)
2008 - 2019 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000	320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000	117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000	67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0%	Fee Interest	143,400	$23,100	$161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581	166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943	155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185	150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,452	301
					7,251,341	$1,762,384	$243
2020 Sales
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0%	Leasehold Interest	182,000	$23,750	$130
					182,000	$23,750	$—

(1) Gross Asset Valuation represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	43	Fourth Quarter 2020

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	12/31/2020
2005 - 2019 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	63.3
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	35.4
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	91.9
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	65.7
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
Mar-16	183 Broadway	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	85.8
Jul-18	1231 Third Avenue	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	30,999	100.0	48.6
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	100.0
Apr-19	106 Spring Street	Soho	100.0%	Fee Interest	5,928	$80,150	—	—
May-19	410 Tenth Avenue	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
					13,796,875	7,223,948

2020 Acquisitions
Jan-20	762 Madison Avenue	Plaza District	10.0%	Fee Interest	6,109	$29,250	55.1	32.8
Jan-20	707 Eleventh Avenue	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	23.3
Jan-20	15 Beekman	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
					277,187	$178,250

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	44	Fourth Quarter 2020

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2019 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Soho	20.0%	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
					8,734,749	$6,461,753	740
2020 Sales
Mar-20	315 West 33rd Street - The Olivia	Penn Station	100.0%	Fee Interest	492,987	$446,500	$906
May-20	609 Fifth Avenue - Retail Condominium	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Hudson Yards	7,087.0	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Brooklyn, New York	10,000.0	Fee Interest	52,000	32,000	615
					1,344,424	$1,661,000	$527

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	45	Fourth Quarter 2020

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	David M. Schonbraun
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Maggie Hui
Chief Accounting Officer
Steven M. Durels
Executive Vice President, Director of
Leasing and Real Property

Supplemental Information	46	Fourth Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	47	Fourth Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019

Net income attributable to SL Green common stockholders	$171,001	$17,432	$356,105	$255,484
Add:
Depreciation and amortization	56,932	64,090	313,668	272,358
Joint venture depreciation and noncontrolling interest adjustments	56,560	47,224	205,869	192,426
Net income attributable to noncontrolling interests	23,738	360	34,956	10,142
Less:
Gain on sale of real estate, net	51,882	(19,241)	215,506	(16,749)
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	2,961	—	2,961	76,181
Purchase price and other fair value adjustment	187,522	—	187,522	69,389
Depreciable real estate reserves	(53,827)	—	(60,454)	(7,047)
Depreciation on non-rental real estate assets	541	742	2,338	2,935
FFO attributable to SL Green common stockholders and noncontrolling interests	$119,152	$147,605	$562,725	$605,701

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019

Net income	$200,340	$20,677	$66,627	$127,114	$24,255
Interest expense, net of interest income	25,579	23,536	30,070	37,494	44,724
Amortization of deferred financing costs	3,482	3,151	2,661	2,500	3,087
Income taxes	(859)	—	900	1,134	1,027
Depreciation and amortization	56,932	92,516	95,941	68,279	64,090
(Gain) loss on sale of real estate	(51,882)	(26,104)	(64,884)	(72,636)	19,241
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(2,961)	—	—	—	—
Purchase price and other fair value adjustments	(187,522)	—	—	—	—
Depreciable real estate reserves	53,827	6,627	—	—	—
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	90,169	87,630	81,843	88,724	85,733
EBITDAre	$187,105	$208,033	$213,158	$252,609	$242,157

Supplemental Information	48	Fourth Quarter 2020

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2020	2019	2020	2019

Net income	$200,340	$24,255	$414,758	$291,487
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	(2,961)	—	(2,961)	(76,181)
Purchase price and other fair value adjustments	(187,522)	—	(187,522)	(69,389)
Gain on sale of real estate, net	(51,882)	19,241	(215,506)	16,749
Depreciable real estate reserves	53,827	—	60,454	7,047
Depreciation and amortization	56,932	64,090	313,668	272,358
Interest expense, net of interest income	25,579	44,724	116,679	190,521
Amortization of deferred financing costs	3,482	3,087	11,794	11,653
Operating income	97,795	155,397	511,364	644,245

Equity in net loss from unconsolidated joint ventures	9,750	11,874	25,195	34,518
Marketing, general and administrative expense	25,144	25,575	91,826	100,875
Transaction related costs, net	20	369	503	729
Investment income	(18,699)	(42,423)	(120,163)	(195,590)
Loan loss and other investment reserves, net of recoveries	8,280	—	35,298	—
Non-building revenue	(192)	(7,268)	(3,982)	(16,413)
Net operating income (NOI)	122,098	143,524	540,041	568,364

Equity in net loss from unconsolidated joint ventures	(9,750)	(11,874)	(25,195)	(34,518)
SLG share of unconsolidated JV depreciation and amortization	52,768	46,429	194,393	189,290
SLG share of unconsolidated JV interest expense, net of interest income	34,413	37,168	137,032	153,151
SLG share of unconsolidated JV amortization of deferred financing costs	2,125	1,751	7,737	6,415
SLG share of unconsolidated JV loss on early extinguishment of debt	97	—	97	258
SLG share of unconsolidated JV investment income	(215)	(314)	(1,146)	(3,331)
SLG share of unconsolidated JV non-building revenue	(2,425)	(1,215)	(4,025)	(1,926)
NOI including SLG share of unconsolidated JVs	199,111	215,469	848,934	877,703

NOI from other properties/affiliates	(26,082)	(35,972)	(142,110)	(157,915)
Same-Store NOI	173,029	179,497	706,824	719,788

Operating lease straight-line adjustment	245	356	1,022	1,476
Joint Venture operating lease straight-line adjustment	232	243	1,058	1,220
Straight-line and free rent	(4,934)	(4,570)	(9,081)	(19,097)
Amortization of acquired above and below-market leases, net	(1,223)	(1,192)	(6,461)	(4,830)
Joint Venture straight-line and free rent	(5,519)	(2,414)	(19,265)	(51,831)
Joint Venture amortization of acquired above and below-market leases, net	(4,063)	(4,314)	(15,494)	(16,929)
Same-store cash NOI	$157,767	$167,606	$658,603	$629,797

Supplemental Information	49	Fourth Quarter 2020

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	James C. Feldman	(646) 855-5808	james.feldman@baml.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6139	tcatherwood@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Goldman Sachs & Co.	Richard Skidmore	(801) 741-5459	richard.skidmore@gs.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Jonathan Peterson	(212) 284-2300	jpeterson@jefferies.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Piper Sandler	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nicholas Yulico	(212) 225 6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	Michael.R.Lewis@truist.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	50	Fourth Quarter 2020